UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

31 West 52nd Street, 16th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (866) 699-8125

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

Item 1. Report to Stockholders.

(a)

Stone Harbor
INVESTMENT PARTNERS

May 31, 2021

Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Strategic Income Fund | Emerging Markets Debt Allocation Fund

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.shiplp.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.866.699.8125 to let the Funds know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.shiplp.com.

Table of Contents

Shareholder Letter	2
Disclosure of Fund Expenses	7
Summaries of Portfolio Holdings	8
Growth of $10,000 Investment
Stone Harbor Emerging Markets Debt Fund	11
Stone Harbor High Yield Bond Fund	12
Stone Harbor Local Markets Fund	13
Stone Harbor Emerging Markets Corporate Debt Fund	14
Stone Harbor Strategic Income Fund	15
Stone Harbor Emerging Markets Debt Allocation Fund	16
Report of Independent Registered Public Accounting Firm	17
Statements of Investments
Stone Harbor Emerging Markets Debt Fund	18
Stone Harbor High Yield Bond Fund	34
Stone Harbor Local Markets Fund	42
Stone Harbor Emerging Markets Corporate Debt Fund	48
Stone Harbor Strategic Income Fund	54
Stone Harbor Emerging Markets Debt Allocation Fund	62
Statements of Assets & Liabilities	64
Statements of Operations	66
Statements of Changes in Net Assets	68
Financial Highlights
Stone Harbor Emerging Markets Debt Fund	72
Stone Harbor High Yield Bond Fund	73
Stone Harbor Local Markets Fund	74
Stone Harbor Emerging Markets Corporate Debt Fund	75
Stone Harbor Strategic Income Fund	76
Stone Harbor Emerging Markets Debt Allocation Fund	77
Notes to Financial Statements	78
Additional Information	100
Board Approval of Investment Advisory Agreement	103
Liquidity Risk Management Program	105
Trustees & Officers	106

Stone Harbor Investment Funds Annual Report | May 31, 2021	1

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2021 (Unaudited)

Dear Shareholder,

The past twelve months ending May 31, 20211 have seen very strong returns for risk assets generally as economies and markets recovered from the initial shock of the Covid-19 pandemic. The S&P 500 Index returned 40.30%; this strong return was further reflected in results of the high yield markets with U.S. high yield bonds returning 15.09%, and European high yield bonds returning 12.30%. Emerging markets (“EM”) debt (as represented by the JP Morgan EMBI Global Diversified Index), while positive, lagged behind the performance of these markets, returning 10.50% over the past twelve months. Emerging markets local currency debt and hard currency corporate debt indices returned 8.15% and 10.74%, respectively. These results, in large part, reflected two considerations: firstly, the extra exposure to U.S. duration imbedded in the asset class, and secondly, the different Covid-19 experiences realized around the world. Credit spreads tightened significantly over the reporting period. U.S. high yield spreads narrowed some 321 basis points (“bps”), ending May at 345 bps. Investment grade corporate spreads narrowed 91 bps, ending the period at 84 bps. Emerging markets external sovereign debt spreads tightened 184 bps over the course of the past twelve months. European high yield spreads narrowed 283 bps, ending the period at 295 bps.

Longer duration assets were exposed to a sharp rise in Treasury yields with the benchmark U.S. 10-year Treasury yield rising to 1.60% from 0.65% a year ago. This move in yields was in response to not only the success of economic policy in supporting the U.S. economy and encouraging recovery, with the goods side of the economy running arguably over 10% above trend, but also reflected the market’s concerns regarding the extent of fiscal policy stimulus with a new administration in place. Furthermore, signs of inflationary pressures emerged as unlocking of the economy highlighted disruptions in supply chains. German 10-Year Bund yields ended May at -0.18%, recording a comparatively very modest rise of 26 bps, reflecting the slower return to normality in Europe as Covid-19 vaccinations lagged the U.S., and also a sense that inflation pressures are significantly less marked. The constraining impact of rising yields on return was evident in the U.S. Treasury market and in investment grade corporates which, while positive, only returned 4.11%.

In foreign exchange (“FX”) markets, the U.S. dollar depreciated and the U.S. Dollar Index (“DXY”; an index of the value of the U.S. dollar relative to a basket of foreign currencies) posted a return of -8.49%. With support for the dollar lacking compared to previous years, the Euro posted a strong gain of over 10%. Emerging market currencies saw more mixed performance with over a 10% rally in the Mexican Peso, a stand out positive, while the Russian ruble and Turkish lira posted notable declines.

The economic outlook going forward seems more certain than it has at any point over the last twelve months. The success of Covid-19 vaccination programs in the U.S. and UK have allowed significant unlocking and it is likely that further unlocking will not only see economies grow but also rebalance them back towards services from the goods sector. Europe has lagged the U.S. in its vaccination progress, but the current rate of progress is substantial and, combined with low case rates, we expect to see further unlocking. Indeed it is notable that the relative performance of purchasing managers index (“PMI”) readings as of late suggest that Europe is in the process of catching up. While the outlook for economic growth seems relatively encouraging, the outlook for monetary policy seems less certain than it has for some time. The cause of this uncertainty is very much focused on the issues of how high inflation will get and whether or not it will be transitory. The Federal Reserve (“Fed”) has already moved to indicate that rates will likely rise in 2023 compared to a previous expectation of 2024. The Federal Open Market Committee (“FOMC”) appears quite split on this issue with a number of members indicating that they expect rates to rise in 2022.

We remain optimistic about the prospects for emerging markets debt. Our view is based on several factors, including: 1) our expectation of continued above-trend growth supported by expanding vaccine supply; 2) commodity price strength that provides many resource-rich developing countries powerful fiscal support; 3) emerging markets’ lower current account balances that have reduced external vulnerabilities; and 4) proactive steps emerging markets central banks have taken to insure against the risk of rising inflation by hiking policy interest rates.

At Stone Harbor Investment Partners LP (“Stone Harbor”), we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress through the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

(1)	Total returns and spread figures are as of May 28, 2021, due to the U.S. holiday on May 31, 2021.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2021 (Unaudited)

Market Review: Emerging Markets Debt

The recovery in global financial markets, following the most disruptive months of the pandemic in early 2020, continued throughout the reporting period, and global growth accelerated particularly in the last six months ended May 31, 2021. Increasing Covid-19 vaccine supply and distribution in developed countries and the subsequent spillover into emerging countries provided vital support for economic growth. As economies reopened and economic activity improved, commodity prices strengthened in response to high demand and constrained supply. The increase in oil and commodity prices positively impacted resource-rich developing countries and provided significant fiscal support. Another important source of support for emerging markets was ongoing commitment by the International Monetary Fund (“IMF”), which made available nearly US$1 trillion in aid to help countries manage through the pandemic. Towards the end of the reporting period, the yield on the ten-year U.S. Treasury note increased as U.S. markets priced expectations for rising inflation and higher growth rates. Unlike central banks from advanced economies, many EM central banks began to hike policy interest rates from low levels, proactively insuring against the risk of rising inflation.

The JPMorgan EMBI Global Diversified spread over comparable maturity U.S. Treasury securities tightened 184 bps, ending the reporting period at a spread of 331 bps and returning 10.50%. The JPMorgan CEMBI Broad Diversified credit spread tightened 212 bps, ending the period at a spread of 253 bps and returning 10.74%. The JPMorgan GBI-EM Global Diversified returned 8.15% during the period. According to Emerging Portfolio Fund Research (“EPFR”), global, mutual funds and ETFs recorded over US$12.6 billion of inflows into EM hard currency sovereign funds and US$17.4 billion into local currency sovereign funds. Demand for yield, combined with EM fundamentals, we believe, will continue to be drivers of inflows into the asset class.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund”) for the 12-month period ended May 31, 2021(1) was 15.31% (net of expenses) and 16.04% (gross of expenses). This performance compares to a benchmark return of 10.50% for the JPMorgan EMBI Global Diversified Index. The Fund outperformed its benchmark as a result of both country selection and issue selection. Off-benchmark exposure in hard currency corporate bonds, particularly in Brazil, Colombia, Ghana, and Mexico also enhanced performance. Duration-adjusted returns that are explained by U.S. Treasury movements were negative, as were miscellaneous differences that represent pricing differences, among other factors.

The top positive contributors to relative outperformance were overweights in Angola and Ecuador -- both oil exporting countries. In Angola, the government’s commitment to stabilize public finances through gains in revenue from improving economic growth and lower expenses from spending constraint has kept the country on track with its IMF program. The IMF approved a US$487.5 million disbursement in January following the fourth review of the IMF Extended Fund Facility (“EFF”). In addition, we believe Angola is likely to receive up to US$3.2 billion in debt relief in 2021 and another US$4 billion by the end of 2022 from China and other bilateral lenders. In Ecuador, despite the market’s fear that a populist with radical spending proposals would win the presidential election on 7 February, Ecuadorians ultimately elected a center-right conservative, Guillermo Lasso, who now faces a fragmented National Assembly. His victory improved the probability of achieving the goals of the recently approved 27 month, US$5 billion IMF EFF program. Other positive contributors to relative returns included overweight and issue selection in Mexico, and underweights in Peru, Poland, Russia, China, and Philippines.

The top detractors from relative returns included an overweight in Argentina and issue selection in Angola. Argentina’s bond prices fell to deeply depressed levels earlier this year on headlines that the country’s current Vice President (and former President) Cristina Fernandez de Kirchner and her allies wanted to delay negotiations with the IMF on a new lending program until after elections in the fall of 2021. We note that Argentina restructured approximately US$65 billion in its external sovereign debt last year and has only modest U.S. dollar coupon payments and amortizations due in the next two years. Current market pricing of the already-restructured debt is extreme, in our view, and recent news that Argentina has negotiated a payment plan for debt arrears with the Paris Club signals willingness to pay. An off-benchmark position in Angola floating rate debt underperformed fixed coupon benchmark securities.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had net market exposure to these derivatives of approximately $390,000. Over the course of the reporting period these derivative positions generated a net realized loss of approximately $10.3 million and $1.7 million in unrealized appreciation for a decrease in operations of $8.6 million. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund”) for the 12-month period ended May 31, 2021(1) was 8.27% (net of expenses) and 9.28% (gross of expenses). This performance compares to a benchmark return of 8.15% for the JPMorgan GBI-EM Global Diversified. The Fund outperformed its benchmark as a result of both FX and duration positioning, as well as issue selection. Off-benchmark exposure in select U.S.-dollar denominated debt also enhanced performance. Miscellaneous differences that represent pricing differences, among other factors, were negative.

The top contributors to relative performance included Mexico (FX overweight, issue selection, and off-benchmark external sovereign debt), Thailand (FX and duration underweight), and South Africa (FX and duration overweight, issue selection). Mexico’s local bonds benefitted from the country’s close relationship with and proximity to the U.S. for trade and capital flows. The Fund’s exposure to U.S. dollar-denominated bonds of Pemex, Mexico’s state-owned oil company, outperformed, as the company benefitted from a recovery in oil prices and its bond spreads tightened, generating capital gains from higher oil prices. Peso-denominated exposure to America Movil, a telecommunications company, also enhanced performance. Banxico, Mexico’s central bank, provided a strong monetary policy anchor for domestic bond yields. The Fund’s exposure in South Africa enhanced relative returns as the rand appreciated and the average yield on local bonds fell. Thailand’s low-yielding currency and bond markets underperformed during the reporting period, allowing the Fund’s underweights in the country to generate excess returns. Other positive contributors to performance included Chile (duration underweight), Malaysia (FX and duration underweight), and Peru (FX underweight).

Stone Harbor Investment Funds Annual Report | May 31, 2021	3

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2021 (Unaudited)

Top detractors from relative returns were China (FX underweight, duration overweight, issue selection), Russia (FX and duration overweight, issue selection), and issue selection in Indonesia. China’s reminbi outperformed as the economy was the first to recover from the pandemic-driven downturn. Inflows from index-tracking investors also supported the reminbi following the inclusion of China’s local bond market in widely followed benchmarks. Domestic bond yields in China edged higher, counter to the trend in the broader market, as China’s central bank maintained its policy rate despite limited inflation pressure. The Fund’s positioning in Russia underperformed. Several factors weighed against Russian asset prices, including the country’s support for Armenia in geopolitical conflict with Azerbaijan and the ongoing case surrounding the poisoning and jailing of opposition leader Alexei Navalny. In Indonesia, local taxes, along with FX forwards detracted from excess returns. Exposure in Colombia (FX and duration overweight) also detracted from performance as local bond yields increased despite benign inflation.

The Fund uses various derivative instruments to implement its strategies. These derivatives may be utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net market exposure to these derivatives of approximately $351,000. Over the course of the reporting period, these derivative positions generated a net realized gain of approximately $368,000 and $516,000 in unrealized appreciation, for an increase in operations of $884,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”) for the 12-month period ended May 31, 2021(1) was 19.25% (net of expenses) and 20.26% (gross of expenses). This performance compares to a benchmark return of 10.74% for the JPMorgan CEMBI Broad Diversified Index. The index spread over comparable maturity U.S. Treasury securities tightened by 212 bps, ending the period at 253 bps. The high yield sub-sector outperformed, returning 16.63%, while the investment grade sub-sector returned 6.62%.

The Fund outperformed its benchmark due to issue selection decisions and country exposures. Overweight exposures in Argentina, Brazil, Colombia, Mexico, Ukraine, and Zambia, as well as an underweight exposure in South Korea enhanced performance during the reporting period. Argentinian assets were supported by higher oil prices and a comprehensive sovereign debt restructuring that suggested more clarity on regulatory regimes and the ability of corporates to refinance debt. Rising oil prices also helped boost bond prices of select oil and gas exploration and production companies, such as Colombia’s Geopark and Colombian-based independent oil and gas producer Gran Tierra. The company’s management team used proceeds from an asset sale to reduce debt and expects to generate significant free cash flow during 2021 to further reduce leverage. In Mexico, after defaulting in 2020 as a result of sharply lower air travel during the pandemic, Aero Mexico’s bonds rebounded during the first half of 2021 as the company worked through its U.S. bankruptcy filing. The judicial process is expected to culminate sometime later this year. Benefiting from the same theme of accelerating global recovery and air travel, the Fund’s exposure to Brazil’s GOL also enhanced performance as airlines rallied in the latter half of the reporting period. The recovery in prices of metals, including copper and iron ore, supported the outperformance of bonds of producers such as Metinvest (Ukraine) and First Quantum (Zambia/Panama).

Positive issue selection in Brazil, Colombia, Mexico, Peru, Saudi Arabia, South Africa, UAE, China, Hong Kong, and India contributed to relative returns.

From an industry perspective, overweights and issue selection in airlines, exploration & production, and metals/mining/steel contributed most to relative performance. These were industries that suffered the steepest decline during the initial phase of the Covid-19 pandemic and as oil prices dropped dramatically in the first quarter of 2020, but then rallied significantly as the economy began to reopen and restrictions eased. Issue selection in electric, as well as an underweight exposure and issue selection in financial/lease contributed positively to excess returns.

Attribution from credit rating was also positive, with overweights and issue selection in non-investment grade credits (B and CCC-rated), and underweights in investment grade credits (A and BBB-rated) contributing to excess returns.

Stone Harbor Emerging Markets Debt Allocation Fund

The total return of the Stone Harbor Emerging Markets Debt Allocation Fund (the “Fund”) for the 12-month period ended May 31, 2021(1) was 12.26% (net of direct and indirect expenses) and 13.11% (gross of direct and indirect expenses). This compares to a blended benchmark (50% JPMorgan EMBI Global Diversified Index / 50% JPMorgan GBI-EM Global Diversified Index) return of 9.34%.

The Fund outperformed its benchmark primarily as a result of country selection and issue selection in external sovereign debt. The portfolio’s allocation to local currency debt allocation and off-benchmark exposure in hard currency corporate bonds also enhanced excess returns. Duration-adjusted returns that are explained by U.S. Treasury movements were negative, as were miscellaneous differences that represent pricing differences, among other factors.

Asset allocation decisions contributed positively to relative performance. At the start of the reporting period, the Fund’s asset allocation favored hard currency assets given the persistent price dislocation in many countries’ sovereign bond markets. Following strong performance in the second quarter of 2020, we began reducing exposure to U.S. dollar-denominated sovereign assets, replacing them with high-quality corporate credits with relative value compared to sovereign debt, as well as local currency debt. In August and early September, we added to the Fund’s exposure in local currency debt, further increasing the exposure in January and maintaining the overweight through the end of the reporting period.

4	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2021 (Unaudited)

In hard currency sovereign debt, the top positive contributors to relative outperformance were overweights in Angola and Ecuador -- both oil exporting countries. In Angola, the government’s commitment to stabilize public finances through gains in revenue from improving economic growth and lower expenses from spending constraint has kept the country on track with its IMF program. The IMF approved a US$487.5 million disbursement in January following the fourth review of the IMF Extended Fund Facility (“EFF”). In addition, Angola is likely to receive up to US$3.2 billion in debt relief in 2021 and another US$4 billion by the end of 2022 from China and other bilateral lenders. In Ecuador, despite the market’s fear that a populist with radical spending proposals would win the presidential election on 7 February, Ecuadorians ultimately elected a center-right conservative, Guillermo Lasso. His victory improved the probability of achieving the goals of the recently approved 27-month, US$5 billion IMF EFF program. Other positive contributors to relative returns included overweight and issue selection in El Salvador, Mexico, and underweights in China, Peru, Philippines, Poland, and Russia.

In local currency debt, the top contributors to relative performance included overweight exposures in Mexico and South Africa, and underweight exposures in Peru and Turkey. Mexico’s local bonds benefitted from the country’s close relationship with and proximity to the U.S. for trade and capital flows. The Fund’s exposure to U.S. dollar-denominated bonds of Pemex, Mexico’s state-owned oil company, outperformed, as the company benefitted from a recovery in oil prices and its bond spreads tightened, generating capital gains. Peso-denominated exposure to America Movil, a telecommunications company, also enhanced performance. Banxico, Mexico’s central bank, provided a strong monetary policy anchor for domestic bond yields. The Fund’s exposure in South Africa enhanced relative returns as the rand appreciated and the average yield on local bonds fell.

Off-benchmark exposures to U.S. dollar-denominated corporate debt, particularly in Brazil, Colombia, Ghana, Mexico, and Ukraine, also contributed positively to performance.

Top detractors from relative returns in external sovereign debt included an overweight in Argentina and issue selection in Angola. Argentina’s bond prices fell to deeply depressed levels earlier this year on headlines that the country’s current Vice President (and former President) Cristina Fernandez de Kirchner and her allies wanted to delay negotiations with the IMF on a new lending program until after elections in the fall of 2021. We note that Argentina restructured approximately US$65 billion in its external sovereign debt last year and has only modest U.S. dollar coupon payments and amortizations due in the next two years. Current market pricing of the already-restructured debt is extreme, in our view, and recent news that Argentina has negotiated a payment plan for debt arrears with the Paris Club signals willingness to pay. An off-benchmark position in Angola floating rate debt underperformed fixed coupon benchmark securities.

In local currency debt, the top detractors from relative returns were overweight exposures in Colombia, where local bond yields increased despite benign inflation and the Colombian peso depreciated against the U.S. dollar. Interestingly, and we believe very important, Colombia is one of the few EM countries that has qualified for a Flexible Credit Line (“FCL”) with the IMF. The FCL, which requires the qualifying country to have very strong economic fundamentals and institutional policy frameworks, and a strong track record of implementing those policies comes with additional IMF support. In September 2020, the IMF increased Colombia’s access to IMF resources by approximately US$17.6 billion via the FCL. We continue to believe that Colombian policy-makers, in conjunction with the IMF’s technical advisors, are on the correct fiscal path and have maintained our position in Colombia’s local debt market.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net market exposure to these derivatives of approximately $11,000. Over the course of the reporting period, these derivative positions generated a net realized gain of $21,000 and $4,000 in unrealized depreciation, for an increase in operations of approximately $17,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Stone Harbor High Yield Bond Fund

The total return of the Stone Harbor High Yield Bond Fund (the “Fund”) for the 12-month period ended May 31, 20211 was 13.19% (net of expenses) and 13.86% (gross of expenses). This compares to a benchmark return of 15.09% for the ICE BofA U.S. High Yield Constrained Index.

The high yield market posted considerable gains early in the reporting period as strong fiscal and monetary support spurred a quicker than expected rebound from the March lows, resulting in the economy and corporate profits outperforming expectations. Additionally, optimism for a Covid-19 vaccine and strong retail inflows contributed to the market recovery. Leading up to the U.S. elections in early November, the market fluctuated as positive events and sentiment mixed with rising virus cases, renewed lockdown restrictions, the absence of additional fiscal stimulus, and a heavy primary calendar as companies sought to boost liquidity or refinance to lower rates. The market resumed its strong recovery in November as election uncertainty gave way to a divided government and positive vaccine news. In 2021, the high yield market continues to perform well, despite a record-setting pace in the primary market, due to continued fiscal and monetary support and the reopening of the economy as vaccination rates improved. This resulted in a strong economic rebound, better than expected corporate profits, improving ratings trends, low levels of distressed debt, and a sharply lower default rate. Lower quality bonds outperformed during the period as bonds that suffered the steepest decline in early 2020 rallied significantly as the economy recovered and restrictions eased; nonetheless, stabilizing interest rates later in the reporting period led to a recovery in longer duration, higher quality credits. The recovery in commodity prices caused energy credits to outperform, and the global economic recovery contributed to a recovery in transportation and leisure-related industries.

Stone Harbor Investment Funds Annual Report | May 31, 2021	5

Stone Harbor Investment Funds	Shareholder Letter

May 31, 2021 (Unaudited)

The Fund’s more defensive positioning in certain industries led to underperformance relative to the benchmark due to negative issue and industry selection. Negative security selection decisions in drillers and healthcare offset positive contributions from credit selection in exploration & production (“E&P”) and leisure. The underperformance in drillers came from avoiding the most distressed companies that do not generate free cash flow. Healthcare was negatively impacted by events in ongoing opioid litigation. E&P benefitted from an overweight to higher yielding energy bonds that outperformed with the oil prices rebound and an overweight position in cruise lines contributed positively in leisure. In industry selection decisions, underweights to retail and metals/mining and an overweight in building products and cable detracted the most from performance. This result was partially offset by an overweight in aerospace and an underweight in technology. From a credit quality perspective, an underweight in CCC-rated bonds and CCC-rated issue selection detracted from performance, while an underweight in BB-rated bonds enhanced positive performance.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund”) for the 12-month period ended May 31, 20211 was 10.05% (net of direct and indirect expenses) and 10.75% (gross of direct and indirect expenses). This performance compares to a benchmark return of 5.38% for the Bloomberg Barclays Global Credit Index (Hedged USD).

The Fund outperformed its benchmark as a result of certain asset allocation, duration, and individual credit decisions. The Fund’s duration positioning (short relative to the benchmark) generated a positive contribution during the period as developed market government rates moved higher, led by the U.S. 10-year Treasury yield rising 100 bps. The Fund’s broad asset allocation decisions were also a positive contributor taken as a whole. More than 100 basis points of excess return came from allocation decisions related to the Fund’s positioning in global high yield sectors. Within individual portfolio sectors, the Fund experienced outperformance in all major market segments with the exception of U.S. high yield corporates. Within investment grade, an overweight to corporate bonds led to incremental outperformance of approximately 100 basis points. In emerging markets hard currency debt, country overweights to Angola and Ecuador generated the largest positive contributions. Within emerging markets corporate debt, exposure to Columbian issuers was the largest single positive contributor. For the emerging markets local currency debt sector, both the foreign exchange and duration components provided relative outperformance.

The reporting period saw very strong returns for risk assets generally as economies and markets recovered from the initial shock of the Covid-19 pandemic. These strong results were reflected in results of the high yield markets with U.S. high yield bonds returning 15.09%, and European high yield bonds returning 12.30%. Credit spreads tightened significantly over the reporting period, with U.S. high yield spreads narrowing some 321 bps, ending May at 345 bps. Investment grade corporate spreads narrowed 91 bps, ending the period at 84 bps. European high yield spreads narrowed 283 bps, ending the period at 295 bps. As noted above, longer duration assets were exposed to a sharp rise in Treasury yields in response to not only the success of economic policy in supporting the U.S. economy and encouraging recovery, with the goods side of the economy running arguably over 10% above trend, but also reflected the market’s concerns regarding the extent of fiscal policy stimulus with a new administration in place.

The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to attempt to manage the Fund’s credit risk, interest rate risk and foreign exchange risk. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period the Fund had net market exposure of approximately $341,000 to these derivatives. Over the course of the reporting period, these derivative positions generated a net realized gain of $123,000 and $65,000 in unrealized appreciation, for an increase in operations of approximately $188,000. We plan to continue to utilize derivative instruments to implement our strategies related to credit risk, interest rate risk and foreign exchange risk.

Sincerely,

Peter J. Wilby, CFA

President and Chief Executive Officer

(1)	Total returns and spread figures are as of May 28, 2021, due to the U.S. holiday on May 31, 2021.

6	www.shiplp.com

Stone Harbor Investment Funds	Disclosure of Fund Expenses

May 31, 2021 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2020 and held until May 31, 2021.

Actual Expenses. The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON ACTUAL TOTAL RETURN

	Actual Total Return	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	1.20%	$ 1,000.00	$ 1,012.00	0.73%	$ 3.66
STONE HARBOR HIGH YIELD BOND FUND	3.37	1,000.00	1,033.70	0.66	3.35
STONE HARBOR LOCAL MARKETS FUND	1.12	1,000.00	1,011.20	1.02	5.11
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	4.32	1,000.00	1,043.20	1.01	5.14
STONE HARBOR STRATEGIC INCOME FUND	1.97	1,000.00	1,019.70	0.09(3)	0.45
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	1.21	1,000.00	1,012.10	0.04(3)	0.20

BASED ON HYPOTHETICAL TOTAL RETURN

	Hypothetical Annualized Total Return	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND	5.00%	$ 1,000.00	$ 1,021.29	0.73%	$ 3.68
STONE HARBOR HIGH YIELD BOND FUND	5.00	1,000.00	1,021.64	0.66	3.33
STONE HARBOR LOCAL MARKETS FUND	5.00	1,000.00	1,019.85	1.02	5.14
STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND	5.00	1,000.00	1,019.90	1.01	5.09
STONE HARBOR STRATEGIC INCOME FUND	5.00	1,000.00	1,024.48	0.09(3)	0.45
STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND	5.00	1,000.00	1,024.73	0.04(3)	0.20

(1)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(2)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365. Note this expense example is typically based on a six-month period.

(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

Stone Harbor Investment Funds Annual Report | May 31, 2021	7

Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown(1)%
Mexico	6.30%
Colombia	4.30%
Brazil	4.17%
Russia	3.48%
Qatar	3.43%
Indonesia	3.34%
Turkey	3.29%
Argentina	3.16%
United Arab Emirates	3.10%
Panama	2.98%
Malaysia	2.77%
Saudi Arabia	2.76%
Egypt	2.66%
Dominican Republic	2.61%
Oman	2.55%
Peru	2.52%
Ukraine	2.49%
Bahrain	2.48%
Kazakhstan	2.41%
Ghana	2.28%
Chile	2.16%
South Africa	2.16%
Angola	2.15%
Philippines	2.03%
Ecuador	1.76%
Belarus	1.64%
Nigeria	1.64%
Romania	1.44%
Uruguay	1.27%
Sri Lanka	1.18%
Zambia	0.97%
El Salvador	0.92%
Kenya	0.88%
Pakistan	0.86%
Iraq	0.83%
Guatemala	0.79%
Costa Rica	0.76%
Mozambique	0.73%
Morocco	0.70%
Jordan	0.64%
Benin	0.63%
China	0.59%
Tunisia	0.56%
Ivory Coast	0.48%
Venezuela	0.45%
Trinidad & Tobago	0.43%
Senegal	0.42%
Azerbaijan	0.38%
Israel	0.38%
Lebanon	0.33%
Gabon	0.32%
Bahamas	0.25%
Honduras	0.21%
Georgia	0.17%
Uzbekistan	0.16%
Macau	0.15%
Armenia	0.14%
Vietnam	0.14%
Cameroon	0.10%
Papua New Guinea	0.10%
Ethiopia	0.09%
India	0.09%
Total	95.16%
Short Term Investments	3.51%
Other Assets in Excess of Liabilities	1.33%
Total Net Assets	100.00%

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown(1)%
China	11.40%
Indonesia	11.27%
Mexico	11.06%
South Africa	10.93%
Russia	8.39%
Brazil	6.64%
Colombia	6.51%
Poland	5.36%
Malaysia	3.98%
Czech Republic	3.68%
Romania	3.07%
Thailand	2.66%
Peru	1.87%
Turkey	1.72%
Chile	1.67%
Egypt	0.89%
Uruguay	0.59%
Kazakhstan	0.17%
Total	91.86%
Short Term Investments	1.19%
Other Assets in Excess of Liabilities	6.95%
Total Net Assets	100.00%

(1)	Country refers to country of primary risk exposure, as determined by Stone Harbor. In certain instances, a security’s country of incorporation may be different from its country of risk.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings

May 31, 2021 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	%
Exploration & Production	10.11%
Healthcare	8.27%
Media Cable	7.90%
Media Other	6.26%
Gas Pipelines	5.66%
Automotive	5.46%
Building Products	5.20%
Gaming	4.44%
Electric	3.43%
Leisure	3.38%
Food and Beverage	3.05%
Pharmaceuticals	2.95%
Services Other	2.63%
Chemicals	2.59%
Aerospace/Defense	2.45%
Industrial Other	2.19%
Home Builders	2.07%
Airlines	2.05%
Satellite	1.80%
Wirelines	1.72%
Technology	1.67%
Property & Casualty Insurance	1.57%
Financial Other	1.31%
Containers/Packaging	1.18%
Pipelines	1.16%
Drillers/Services	1.06%
Consumer Products	1.05%
Retail Food/Drug	1.00%
Life	0.93%
Wireless	0.74%
Retail Non Food/Drug	0.71%
Computers	0.70%
Environmental Services	0.59%
Diversified Manufacturing	0.55%
Restaurants	0.46%
Paper/Forest Products	0.41%
Total	98.70%
Short Term Investments	1.85%
Other Liabilities in Excess of Other Assets	-0.55%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Industry Breakdown	%
Electric	12.75%
Oil & Gas	10.73%
Telecommunications	7.88%
Banks	7.25%
Real Estate	6.07%
Exploration & Production	4.30%
Mining	3.77%
Lodging	3.61%
Industrial Other	3.15%
Iron/Steel	2.82%
Financial/Lease	2.74%
Commercial Services	2.42%
Pharmaceuticals	2.32%
Pipelines	2.15%
Airlines	2.02%
Gas	1.99%
Engineering & Construction	1.77%
Metals/Mining/Steel	1.75%
Media	1.40%
Food	1.38%
Energy-Alternate Sources	1.30%
Wirelines	1.20%
Transportation	1.03%
Investment Companies	0.98%
Metal Fabricate/Hardware	0.96%
Forest Products & Paper	0.93%
Gas Distributors	0.87%
Packaging & Containers	0.86%
Retail	0.67%
Internet	0.66%
Multi-National	0.48%
Technology	0.44%
Wireless	0.44%
Food/Bev/Tobacco	0.43%
Auto Parts & Equipment	0.34%
Oil & Gas Services	0.32%
Coal	0.19%
Chemicals	0.17%
Total	94.54%
Short Term Investments	5.18%
Other Assets in Excess of Liabilities	0.28%
Total Net Assets	100.00%

Stone Harbor Investment Funds Annual Report | May 31, 2021	9

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2021 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND
Industry Breakdown	%
Government Entity	14.33%
Banking	3.55%
Financial Other	1.61%
Electric	1.29%
Gas Pipelines	1.07%
Technology	0.97%
Real Estate Investment Trust (REITs)	0.83%
Healthcare	0.62%
Wirelines	0.62%
Automotive	0.51%
Services Other	0.46%
Chemicals	0.36%
Gas Distributors	0.36%
Wireless	0.35%
Exploration & Production	0.32%
Media Cable	0.28%
Lodging	0.25%
Aerospace/Defense	0.24%
Refining	0.24%
Building Products	0.19%
Restaurants	0.19%
Metals/Mining/Steel	0.18%
Transportation Non Air/Rail	0.18%
Gaming	0.17%
Non Captive Finance	0.17%
Pharmaceuticals	0.17%
Construction Machinery	0.16%
Diversified Manufacturing	0.16%
Environmental Services	0.16%
Industrial Other	0.16%
Food And Beverage	0.15%
Property & Casualty Insurance	0.15%
Retail Non Food/Drug	0.15%
Non Corporate	0.14%
Media Other	0.09%
Consumer Products	0.08%
Affiliated Funds	62.27%
Total	93.18%
Short Term Investments	13.86%
Other Liabilities in Excess of Assets	-7.04%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND
Fund of Fund Breakdown	%
Stone Harbor Local Markets Fund	52.08%
Stone Harbor Emerging Markets Debt Fund	47.17%
Short Term Investments	1.00%
Other Liabilities in excess of Assets	-0.25%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JPMorgan Emerging Markets Bond Index Global Diversified (JPMorgan EMBI Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)*

	Average Annual Return
	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Emerging Markets Debt Fund	15.31%	5.10%	5.35%	4.53%	6.42%
JPMorgan EMBI Global Diversified Index	10.50%	6.02%	5.40%	5.67%	6.82%

*	As of 5/28/2021

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2021	11

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2021 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the ICE BofAML US High Yield Constrained Index. Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, August 16, 2007)*

	Average Annual Return
	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor High Yield Bond Fund	13.19%	6.39%	6.15%	5.19%	6.12%
ICE BofA US High Yield Constrained Index	15.09%	6.76%	7.22%	6.24%	7.41%

*	As of 5/28/2021

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2021 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JPMorgan Global Bond Index – Emerging Markets Global Diversified (JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 30, 2010)*

	Average Annual Return
	1 Year	3 Year	5 Year	10 Year	Since Inception
Stone Harbor Local Markets Fund	8.27%	1.99%	3.55%	-0.84%	0.65%
JPMorgan GBI-EM Global Diversified Index	8.15%	3.47%	4.65%	0.62%	2.19%

*	As of 5/28/2021

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2021	13

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JPMorgan Corporate Emerging Market Bond Index – Broad Diversified (JPMorgan CEMBI Broad Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, June 1, 2011)*

	Average Annual Return
	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	19.25%	7.04%	6.04%	4.39%
JPMorgan CEMBI Broad Diversified Index	10.74%	7.06%	5.99%	5.43%

*	As of 5/28/2021

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2021 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Bloomberg Barclays Global Credit Index (Hedged USD). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, December 18, 2013)*

	Average Annual Return
	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Strategic Income Fund	10.05%	3.85%	3.88%	3.54%
Bloomberg Barclays Global Credit Index (Hedged USD)	5.38%	6.11%	5.01%	4.86%

*	As of 5/28/2021

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2021	15

Stone Harbor Investment Funds	Growth of $10,000 Investment

May 31, 2021 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT ALLOCATION FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Allocation Fund, the JPMorgan EMBI Global Diversified Index, JPMorgan GBI-EM Global Diversified Index and the Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index). Please refer to the Additional Information section for detailed benchmark descriptions.

Total Returns (Inception Date, October 20, 2014)*

	Average Annual Return
	1 Year	3 Year	5 Year	Since Inception
Stone Harbor Emerging Markets Debt Allocation Fund	12.26%	3.58%	4.43%	2.27%
JPMorgan EMBI Global Diversified Index	10.50%	6.02%	5.40%	5.02%
JPMorgan GBI-EM Global Diversified Index	8.15%	3.47%	4.65%	0.97%
Blend Index (50% JPMorgan EMBI Global Diversified Index and 50% JPMorgan GBI-EM Global Diversified Index)	9.34%	4.80%	5.09%	3.05%

*	As of 5/28/2021

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees and fund expenses or transaction costs. It is not possible to invest directly in an index.

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Report of Independent
Stone Harbor Investment Funds	Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Stone Harbor Investment Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Stone Harbor Investment Funds comprising Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (the “Funds”), including the statements of investments, as of May 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Stone Harbor Investment Funds as of May 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado

July 30, 2021

We have served as the auditor of one or more Stone Harbor Investment Partners investment companies since 2008.

Stone Harbor Investment Funds Annual Report | May 31, 2021	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 70.02%
Angola - 2.15%
Republic of Angola:
	USD	6M US L + 7.50%	07/01/23	14,961,846	$14,887,037	(1)
	USD	6M US L + 4.50%	12/07/23	2,730,000	2,675,400	(1)
	USD	6.93%	02/19/27	6,642,857	6,186,161
	USD	9.38%	05/08/48	5,991,000	6,227,045	(2)
					29,975,643

Argentina - 3.07%
Republic of Argentina:
	USD	1.00%	07/09/29	408,132	159,688
	USD	0.13%	07/09/30	89,830,980	33,268,903	(3)
	USD	0.13%	07/09/35	3,832,000	1,270,318	(3)
	USD	0.13%	01/09/38	827,419	328,460	(3)
	USD	0.13%	07/09/46	23,287,974	7,837,393	(3)
					42,864,762

Armenia - 0.14%
Republic of Armenia
	USD	3.60%	02/02/31	2,074,000	1,925,745	(4)

Bahamas - 0.25%
Commonwealth of Bahamas:
	USD	6.00%	11/21/28	672,000	685,650	(2)
	USD	8.95%	10/15/32	2,459,000	2,810,176	(4)
					3,495,826

Bahrain - 1.80%
Kingdom of Bahrain:
	USD	7.38%	05/14/30	4,915,000	5,526,156	(2)
	USD	5.63%	09/30/31	2,458,000	2,477,314	(4)
	USD	5.45%	09/16/32	7,352,000	7,257,802	(4)
	USD	5.25%	01/25/33	7,392,000	7,140,210	(4)
	USD	6.00%	09/19/44	2,968,000	2,781,476	(2)
					25,182,958

Belarus - 1.64%
Development Bank Belarus	USD	6.75%	05/02/24	5,218,000	4,911,116	(2)
Republic of Belarus:
	USD	5.88%	02/24/26	6,324,000	5,958,394	(2)
	USD	7.63%	06/29/27	275,000	274,542	(4)
	USD	7.63%	06/29/27	8,734,000	8,719,458	(2)
	USD	6.20%	02/28/30	420,000	381,477	(4)
	USD	6.20%	02/28/30	2,866,000	2,603,123	(2)
					22,848,110

Benin - 0.63%
Republic of Benin:
	EUR	4.88%	01/19/32	3,297,000	3,991,638	(4)

See Notes to Financial Statements.
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Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Benin (continued)
Republic of Benin: (continued)
	EUR	6.88%	01/19/52	3,806,000	$4,834,138	(4)
					8,825,776

Brazil - 2.94%
Fed Republic of Brazil:
	USD	6.00%	04/07/26	1,713,000	2,015,203
	USD	4.63%	01/13/28	5,626,000	6,131,060
	USD	3.88%	06/12/30	17,404,000	17,619,897
	USD	5.63%	02/21/47	2,414,000	2,603,064
State of Minas Gerais:
	USD	5.33%	02/15/28	1,295,700	1,411,503	(4)
	USD	5.33%	02/15/28	10,365,600	11,292,026	(2)
					41,072,753

Cameroon - 0.10%
Republic of Cameroon	USD	9.50%	11/19/25	1,170,000	1,344,780	(4)

Chile - 0.12%
Republic of Chile	USD	3.10%	05/07/41	1,675,000	1,642,338

Colombia - 3.67%
Republic of Colombia:
	USD	8.13%	05/21/24	2,703,000	3,205,049
	USD	3.00%	01/30/30	9,006,000	8,717,988
	USD	3.13%	04/15/31	22,057,000	21,251,699
	USD	3.25%	04/22/32	6,384,000	6,157,368
	USD	6.13%	01/18/41	2,118,000	2,468,375
	USD	4.13%	02/22/42	1,001,000	954,203
	USD	5.00%	06/15/45	3,766,000	3,895,720
	USD	5.20%	05/15/49	2,392,000	2,545,208
	USD	3.88%	02/15/61	2,410,000	2,071,244
					51,266,854

Costa Rica - 0.76%
Costa Rica Government:
	USD	4.38%	04/30/25	1,800,000	1,883,318	(2)
	USD	6.13%	02/19/31	540,000	578,192	(2)
	USD	5.63%	04/30/43	195,000	184,452	(4)
	USD	7.00%	04/04/44	2,835,000	2,975,272	(4)
	USD	7.16%	03/12/45	2,434,000	2,574,265	(4)
	USD	7.16%	03/12/45	2,331,000	2,465,330	(2)
					10,660,829

Dominican Republic - 2.61%
Dominican Republic:
	USD	6.60%	01/28/24	1,632,000	1,827,840	(2)
	USD	5.88%	04/18/24	2,537,000	2,719,810	(4)
	USD	5.95%	01/25/27	2,152,000	2,436,468	(2)
	USD	4.50%	01/30/30	6,873,000	7,063,915	(4)
	USD	4.88%	09/23/32	2,045,000	2,108,267	(4)

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Dominican Republic (continued)
Dominican Republic: (continued)
	USD	4.88%	09/23/32	4,457,000	$4,594,888	(2)
	USD	6.50%	02/15/48	6,526,000	7,146,133
	USD	6.40%	06/05/49	3,389,000	3,647,106	(2)
	USD	5.88%	01/30/60	4,957,000	4,898,136	(4)
					36,442,563

Ecuador - 1.76%
Republic of Ecuador:
	USD	0.50%	07/31/30	16,733,738	14,558,352	(3)(4)
	USD	0.00%	07/31/30	5,211,766	2,959,306	(4)(5)
	USD	0.50%	07/31/35	10,014,323	7,047,580	(3)(4)
					24,565,238

Egypt - 2.66%
Republic of Egypt:
	USD	5.88%	06/11/25	936,000	1,009,705	(4)
	USD	5.25%	10/06/25	1,451,000	1,540,327	(4)
	USD	3.88%	02/16/26	4,130,000	4,105,478	(4)
	EUR	4.75%	04/16/26	2,252,000	2,899,144	(4)
	USD	7.05%	01/15/32	1,753,000	1,833,147	(4)
	USD	7.63%	05/29/32	9,043,000	9,826,011	(4)
	USD	8.50%	01/31/47	3,169,000	3,374,335	(2)
	USD	7.90%	02/21/48	4,503,000	4,574,294	(4)
	USD	7.90%	02/21/48	2,099,000	2,132,233	(2)
	USD	8.70%	03/01/49	1,115,000	1,203,751	(4)
	USD	8.88%	05/29/50	1,149,000	1,266,040	(4)
	USD	8.15%	11/20/59	3,335,000	3,409,662	(4)
					37,174,127

El Salvador - 0.92%
Republic of El Salvador:
	USD	5.88%	01/30/25	987,000	971,578	(2)
	USD	6.38%	01/18/27	3,032,000	2,992,205	(2)
	USD	8.25%	04/10/32	867,000	909,808	(4)
	USD	8.25%	04/10/32	2,468,000	2,589,858	(2)
	USD	7.63%	02/01/41	296,000	293,225	(4)
	USD	7.63%	02/01/41	4,341,000	4,300,303	(2)
	USD	9.50%	07/15/52	720,000	777,600	(2)
					12,834,577

Ethiopia - 0.09%
Republic of Ethiopia	USD	6.63%	12/11/24	1,319,000	1,224,978	(4)

Gabon - 0.32%
Republic of Gabon:
	USD	6.38%	12/12/24	937,000	993,157	(2)
	USD	6.63%	02/06/31	3,521,000	3,527,566	(4)
					4,520,723

See Notes to Financial Statements.
20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Georgia - 0.17%
Republic of Georgia	USD	2.75%	04/22/26	2,366,000	$2,394,836	(4)

Ghana - 1.76%
Republic of Ghana:
	USD	8.13%	01/18/26	1,616,000	1,745,054	(4)
	USD	6.38%	02/11/27	1,308,000	1,321,018	(4)
	USD	7.88%	03/26/27	5,098,000	5,404,033	(4)
	USD	7.63%	05/16/29	396,000	406,177	(4)
	USD	7.63%	05/16/29	1,268,000	1,300,588	(2)
	USD	8.88%	05/07/42	2,037,000	2,075,194	(4)
	USD	8.63%	06/16/49	2,077,000	2,033,611	(4)
	USD	8.63%	06/16/49	600,000	587,466	(2)
	USD	8.95%	03/26/51	1,500,000	1,499,156	(4)
	USD	8.95%	03/26/51	2,200,000	2,198,762	(2)
	USD	8.75%	03/11/61	6,160,000	5,997,453	(4)
					24,568,512

Guatemala - 0.79%
Republic of Guatemala:
	USD	4.50%	05/03/26	400,000	440,810	(2)
	USD	4.38%	06/05/27	3,000,000	3,268,732	(2)
	USD	5.38%	04/24/32	2,181,000	2,506,825	(2)
	USD	6.13%	06/01/50	3,986,000	4,812,607	(2)
					11,028,974

Honduras - 0.21%
Honduras Government	USD	5.63%	06/24/30	2,825,000	2,979,520	(4)

Indonesia - 0.99%
Republic of Indonesia:
	USD	2.85%	02/14/30	7,584,000	7,881,672
	USD	8.50%	10/12/35	834,000	1,320,920	(2)
	USD	5.25%	01/17/42	1,380,000	1,685,767	(2)
	USD	6.75%	01/15/44	948,000	1,369,614	(2)
	USD	5.13%	01/15/45	670,000	808,615	(2)
	USD	5.25%	01/08/47	664,000	826,620	(4)
					13,893,208

Iraq - 0.24%
Republic of Iraq	USD	5.80%	01/15/28	3,517,500	3,398,186	(2)

Ivory Coast - 0.48%
Ivory Coast Government:
	EUR	5.25%	03/22/30	1,720,000	2,214,282	(2)
	EUR	6.88%	10/17/40	1,965,000	2,620,314	(2)
	EUR	6.63%	03/22/48	1,446,000	1,866,666	(4)
					6,701,262

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Jordan - 0.64%
Kingdom of Jordan:
	USD	5.85%	07/07/30	5,738,000	$5,980,072	(4)
	USD	7.38%	10/10/47	531,000	563,682	(4)
	USD	7.38%	10/10/47	2,325,000	2,468,098	(2)
					9,011,852

Kazakhstan - 0.14%
Republic of Kazakhstan	USD	4.88%	10/14/44	1,560,000	1,933,640	(4)

Kenya - 0.88%
Republic of Kenya:
	USD	6.88%	06/24/24	3,675,000	4,092,875	(4)
	USD	7.00%	05/22/27	1,055,000	1,165,121	(4)
	USD	7.25%	02/28/28	1,510,000	1,681,151	(2)
	USD	8.00%	05/22/32	1,980,000	2,238,024	(2)
	USD	8.25%	02/28/48	2,861,000	3,173,850	(4)
					12,351,021

Lebanon - 0.33%
Lebanese Republic:
	USD	8.25%	04/12/21	5,803,000	793,502	(2)(6)
	USD	6.00%	01/27/23	3,176,000	435,700	(6)
	USD	6.40%	05/26/23	1,400,000	190,249	(6)
	USD	6.65%	04/22/24	4,700,000	643,500	(6)
	USD	6.60%	11/27/26	4,525,000	622,097	(6)
	USD	6.65%	02/26/30	4,400,000	603,438	(6)
	USD	8.20%	05/17/33	9,575,000	1,263,661	(6)
					4,552,147

Malaysia - 2.55%
1mdb Global Investments	USD	4.40%	03/09/23	35,300,000	35,641,969	(2)

Mexico - 2.28%
United Mexican States:
	USD	4.75%	04/27/32	17,395,000	19,817,471
	USD	6.05%	01/11/40	3,354,000	4,183,075
	USD	4.28%	08/14/41	1,549,000	1,619,480
	USD	4.75%	03/08/44	2,446,000	2,677,508
	USD	3.77%	05/24/61	3,840,000	3,533,030
					31,830,564

Morocco - 0.70%
Kingdom of Morocco	USD	3.00%	12/15/32	10,218,000	9,844,404	(2)

Mozambique - 0.73%
Republic of Mozambique	USD	5.00%	09/15/31	12,437,000	10,177,664	(3)(4)

See Notes to Financial Statements.

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Nigeria - 1.56%
Republic of Nigeria:
	USD	6.50%	11/28/27	2,019,000	$2,155,010	(4)
	USD	7.88%	02/16/32	13,364,000	14,515,743	(4)
	USD	7.70%	02/23/38	1,880,000	1,947,957	(4)
	USD	7.70%	02/23/38	3,012,000	3,120,876	(2)
					21,739,586

Oman - 2.55%
Oman Government:
	USD	4.88%	02/01/25	4,237,000	4,440,217	(4)
	USD	6.00%	08/01/29	2,546,000	2,695,775	(2)
	USD	6.25%	01/25/31	7,430,000	7,885,087	(4)
	USD	7.38%	10/28/32	11,422,000	12,906,860	(4)
	USD	6.50%	03/08/47	5,248,000	5,041,045	(4)
	USD	6.75%	01/17/48	339,000	331,793	(4)
	USD	6.75%	01/17/48	694,000	679,246	(2)
	USD	7.00%	01/25/51	1,599,000	1,597,001	(4)
					35,577,024

Pakistan - 0.86%
Republic of Pakistan:
	USD	6.00%	04/08/26	3,765,000	3,866,185	(4)
	USD	6.88%	12/05/27	4,041,000	4,242,272	(2)
	USD	6.88%	12/05/27	1,443,000	1,514,872	(4)
	USD	7.88%	03/31/36	473,000	490,548	(2)
Third Pkstan International Sukuk Co., Ltd.	USD	5.50%	10/13/21	1,915,000	1,936,544	(2)
					12,050,421

Panama - 1.94%
Republic of Panama:
	USD	4.00%	09/22/24	2,040,000	2,222,172
	USD	9.38%	04/01/29	4,988,000	7,364,782
	USD	3.16%	01/23/30	909,000	956,316
	USD	2.25%	09/29/32	9,364,000	9,022,776
	USD	4.50%	04/16/50	146,000	162,493
	USD	4.50%	04/01/56	1,778,000	1,974,211
	USD	3.87%	07/23/60	5,384,000	5,396,693
					27,099,443

Papua New Guinea - 0.10%
Papua New Guinea Government	USD	8.38%	10/04/28	1,446,000	1,411,658	(4)

Philippines - 2.03%
Republic of Philippines:
	USD	3.00%	02/01/28	1,233,000	1,331,264
	USD	3.75%	01/14/29	1,233,000	1,397,029
	USD	1.65%	06/10/31	8,050,000	7,770,219
	USD	5.00%	01/13/37	1,582,000	1,980,640
	USD	3.70%	03/01/41	6,328,000	6,733,957

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Philippines (continued)
Republic of Philippines: (continued)
	USD	2.95%	05/05/45	9,590,000	$9,165,619
					28,378,728

Qatar - 3.43%
State of Qatar:
	USD	4.50%	04/23/28	1,300,000	1,534,000	(4)
	USD	4.00%	03/14/29	12,972,000	14,950,230	(2)
	USD	3.75%	04/16/30	3,738,000	4,248,942	(4)
	USD	6.40%	01/20/40	2,822,000	4,131,916	(4)
	USD	5.10%	04/23/48	13,627,000	17,735,609	(4)
	USD	4.40%	04/16/50	2,635,000	3,140,591	(4)
	USD	4.40%	04/16/50	1,824,000	2,173,980	(2)
					47,915,268

Romania - 1.44%
Republic of Romania:
	EUR	2.38%	04/19/27	1,343,000	1,778,467	(4)
	EUR	2.88%	03/11/29	1,012,000	1,361,246
	EUR	3.38%	02/08/38	1,103,000	1,456,496	(4)
	EUR	4.13%	03/11/39	3,037,000	4,342,059
	EUR	2.75%	04/14/41	1,929,000	2,343,503	(4)
	USD	6.13%	01/22/44	2,826,000	3,788,296	(2)
	EUR	4.63%	04/03/49	2,143,000	3,281,289	(2)
	EUR	4.63%	04/03/49	1,144,000	1,751,654	(4)
					20,103,010

Russia - 3.05%
Russian Federation:
	USD	4.38%	03/21/29	5,200,000	5,845,775	(2)
	USD	5.10%	03/28/35	15,200,000	18,029,366	(2)
	USD	5.10%	03/28/35	2,000,000	2,372,285	(4)
	USD	5.63%	04/04/42	10,200,000	12,945,789	(2)
	USD	5.25%	06/23/47	2,800,000	3,487,470	(2)
					42,680,685

Saudi Arabia - 2.76%
Kingdom of Saudi Arabia:
	USD	4.38%	04/16/29	2,675,000	3,098,379	(4)
	USD	4.50%	04/17/30	5,642,000	6,622,086	(4)
	USD	3.25%	10/22/30	5,348,000	5,737,401	(4)
	USD	2.25%	02/02/33	8,380,000	8,038,253	(4)
	USD	4.50%	10/26/46	4,578,000	5,253,255	(2)
	USD	5.00%	04/17/49	2,923,000	3,608,992	(2)
	USD	5.25%	01/16/50	933,000	1,191,196	(4)
	USD	5.25%	01/16/50	3,916,000	4,999,704	(2)
					38,549,266

Senegal - 0.42%
Republic of Senegal:
	EUR	4.75%	03/13/28	811,000	1,038,736	(4)

See Notes to Financial Statements.
24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Senegal (continued)
Republic of Senegal: (continued)	USD	6.75%	03/13/48	4,670,000	$4,771,888	(2)
					5,810,624

South Africa - 0.55%
Republic of South Africa:
	USD	4.30%	10/12/28	3,200,000	3,309,352
	USD	5.00%	10/12/46	1,208,000	1,140,440
	USD	5.75%	09/30/49	3,164,000	3,192,476
					7,642,268

Sri Lanka - 1.18%
Republic of Sri Lanka:
	USD	5.88%	07/25/22	462,000	407,132	(4)
	USD	6.13%	06/03/25	758,000	552,739	(4)
	USD	6.85%	11/03/25	3,656,000	2,642,831	(2)
	USD	6.20%	05/11/27	3,145,000	2,123,237	(2)
	USD	6.75%	04/18/28	7,188,000	4,871,020	(4)
	USD	7.85%	03/14/29	3,222,000	2,179,449	(4)
	USD	7.55%	03/28/30	5,419,000	3,665,452	(2)
					16,441,860

Trinidad & Tobago - 0.43%
Trinidad & Tobago:
	USD	4.38%	01/16/24	4,954,000	5,268,802	(2)
	USD	4.50%	06/26/30	763,000	802,819	(2)
					6,071,621

Tunisia - 0.56%
Banque Centrale de Tunisie:
	EUR	5.63%	02/17/24	2,843,000	3,314,542
	EUR	6.38%	07/15/26	1,691,000	1,961,933	(2)
	USD	8.25%	09/19/27	2,613,000	2,520,729
					7,797,204

Turkey - 3.29%
Hazine Mustesarligi Varl	USD	5.80%	02/21/22	3,311,000	3,387,327	(4)
Republic of Turkey:
	USD	6.25%	09/26/22	693,000	722,886
	USD	5.75%	03/22/24	7,723,000	7,986,200
	USD	6.35%	08/10/24	1,687,000	1,763,261
	USD	4.75%	01/26/26	4,368,000	4,269,720
	USD	5.13%	02/17/28	2,753,000	2,646,073
	USD	5.95%	01/15/31	2,768,000	2,678,040
	USD	5.88%	06/26/31	5,723,000	5,501,234
	USD	6.88%	03/17/36	10,855,000	10,807,265
	USD	6.63%	02/17/45	1,606,000	1,495,355
	USD	5.75%	05/11/47	5,554,000	4,644,185
					45,901,546

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Ukraine - 2.22%
Ukraine Government:
	USD	7.75%	09/01/24	2,510,000	$2,769,823	(4)
	USD	7.75%	09/01/25	8,473,000	9,421,446	(4)
	EUR	6.75%	06/20/26	2,260,000	3,035,170	(4)
	USD	7.75%	09/01/26	2,662,000	2,974,173	(4)
	USD	7.75%	09/01/27	3,027,000	3,371,862	(2)
	USD	9.75%	11/01/28	4,641,000	5,568,852	(4)
	USD	9.75%	11/01/28	272,000	326,380	(2)
	USD	7.38%	09/25/32	652,000	694,155	(2)
	USD	7.25%	03/15/33	1,807,000	1,904,049	(4)
Ukreximbank Via Biz Finance PLC	USD	9.75%	01/22/25	900,000	970,875	(2)
					31,036,785

United Arab Emirates - 0.91%
Abu Dhabi Govt Int'l:
	USD	3.13%	04/16/30	3,409,000	3,707,287	(4)
	USD	4.13%	10/11/47	3,789,000	4,428,394	(4)
Fin Dept Govt Sharjah	USD	4.00%	07/28/50	4,946,000	4,537,955	(4)
					12,673,636

Uruguay - 1.27%
Republic of Uruguay:
	USD	4.38%	10/27/27	7,674,705	8,816,126
	USD	4.38%	01/23/31	2,118,000	2,463,017
	USD	5.10%	06/18/50	1,062,000	1,346,815
	USD	4.98%	04/20/55	4,117,000	5,147,588
					17,773,546

Venezuela - 0.19%
Republic of Venezuela:
	USD	7.75%	10/13/19	25,087,500	2,634,187	(6)
	USD	9.25%	05/07/28	927,000	98,494	(6)
					2,732,681

Zambia - 0.76%
Republic of Zambia:	USD	5.38%	09/20/22	1,390,000	913,223	(4)(6)
	USD	5.38%	09/20/22	10,131,000	6,656,016	(2)(6)
	USD	8.97%	07/30/27	4,599,000	3,027,775	(4)(6)
					10,597,014

TOTAL SOVEREIGN DEBT OBLIGATIONS					978,160,213
(Cost $974,059,467)

CORPORATE BONDS - 24.55%
Argentina - 0.09%
MSU Energy SA	USD	6.88%	02/01/25	733,000	555,706	(4)
Pampa Energia SA	USD	7.50%	01/24/27	859,000	732,587	(4)
					1,288,293

See Notes to Financial Statements.
26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Azerbaijan - 0.38%
Southern Gas Corridor CJSC	USD	6.88%	03/24/26	1,092,000	$1,316,133	(4)
State Oil Co. of the Azerbaijan Republic	USD	6.95%	03/18/30	3,199,000	4,009,027
					5,325,160

Bahrain - 0.68%
Oil and Gas Holding Co. BSCC	USD	7.63%	11/07/24	8,480,000	9,543,371	(4)

Brazil - 1.23%
Adecoagro SA	USD	6.00%	09/21/27	3,021,000	3,200,289	(4)
Banco do Brasil SA	USD	10Y US TI + 6.36%	Perpetual	1,400,000	1,555,827	(1)(2)(7)
CSN Resources SA	USD	7.63%	04/17/26	1,566,000	1,689,009	(4)
Gol Finance SA	USD	7.00%	01/31/25	2,771,000	2,552,091	(4)
Guara Norte Sarl	USD	5.20%	06/15/34	425,000	430,100	(4)
Minerva Luxembourg SA	USD	4.38%	03/18/31	849,000	834,938	(4)
MV24 Capital BV	USD	6.75%	06/01/34	2,228,584	2,395,727	(4)
NBM US Holdings, Inc.	USD	7.00%	05/14/26	1,278,000	1,375,448	(4)
Simpar Europe SA	USD	5.20%	01/26/31	882,000	888,615	(4)
Usiminas International Sarl	USD	5.88%	07/18/26	2,093,000	2,275,102	(4)
					17,197,146

Chile - 2.04%
Codelco, Inc.:	USD	5.63%	10/18/43	1,497,000	1,931,684	(2)
	USD	4.38%	02/05/49	6,658,000	7,454,780	(4)
	USD	4.38%	02/05/49	1,550,000	1,735,492	(2)
Corp Nacional del Cobre de Chile:
	USD	3.00%	09/30/29	5,563,000	5,714,021	(4)
	USD	3.00%	09/30/29	2,609,000	2,679,828	(2)
	USD	3.70%	01/30/50	3,642,000	3,676,945	(4)
Empresa Nacional del Petroleo	USD	5.25%	11/06/29	1,525,000	1,675,212	(2)
Geopark, Ltd.:
	USD	6.50%	09/21/24	700,000	722,488	(4)
	USD	5.50%	01/17/27	2,880,000	2,909,275	(4)
					28,499,725

China - 0.59%
Country Garden Holdings Co., Ltd.	USD	4.80%	08/06/30	1,676,000	1,754,097
Huarong Finance 2017 Co., Ltd.:
	USD	3M US L + 1.85%	04/27/22	800,000	586,000	(1)
	USD	3M US L + 1.325%	07/03/23	400,000	272,125	(1)
	USD	7.77% + 5Y US TI	Perpetual	1,791,000	1,114,897	(1)(7)
Huarong Finance 2019 Co., Ltd.	USD	4.50%	05/29/29	300,000	201,000
Huarong Finance II Co., Ltd.	USD	3.63%	11/22/21	300,000	261,000
Shimao Group Holdings, Ltd.	USD	5.60%	07/15/26	1,624,000	1,752,081
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	2,070,000	2,063,345
Wanda Properties Overseas, Ltd.	USD	6.95%	12/05/22	200,000	200,261
					8,204,806

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 0.63%
AI Candelaria Spain SLU	USD	7.50%	12/15/28	5,251,000	$5,979,576	(4)
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	1,940,000	1,707,200	(4)
Gran Tierra Energy, Inc.	USD	7.75%	05/23/27	1,270,000	1,098,550	(4)
					8,785,326

Ghana - 0.52%
Tullow Oil PLC:
	USD	7.00%	03/01/25	3,796,000	3,231,345	(4)
	USD	10.25%	05/15/26	3,903,000	4,024,969	(4)
					7,256,314

India - 0.09%
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	1,140,000	1,213,390	(1)(4)(7)

Indonesia - 2.35%
Indonesia Asahan Aluminium Persero PT:
	USD	5.71%	11/15/23	2,367,000	2,619,133	(4)
	USD	4.75%	05/15/25	1,910,000	2,091,927	(4)
Pertamina Persero PT:
	USD	6.00%	05/03/42	1,922,000	2,316,010	(2)
	USD	5.63%	05/20/43	2,573,000	2,973,507	(2)
	USD	6.45%	05/30/44	7,649,000	9,728,151	(2)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara:
	USD	5.45%	05/21/28	795,000	924,193	(2)
	USD	5.25%	10/24/42	2,744,000	3,042,774	(2)
PT Bakrie & Brothers TBK	IDR	0.00%	12/22/22	6,750,674,000	–	(8)
PT Pertamina Pertii	USD	2.30%	02/09/31	9,575,000	9,102,235	(4)
					32,797,930

Israel - 0.38%
Leviathan Bond, Ltd.	USD	6.50%	06/30/27	4,811,000	5,358,805	(4)

Kazakhstan - 2.27%
KazMunayGas National Co. JSC:
	USD	4.75%	04/24/25	6,009,000	6,758,923	(4)
	USD	5.38%	04/24/30	4,000,000	4,781,000	(2)
	USD	3.50%	04/14/33	2,603,000	2,708,910	(2)
	USD	5.75%	04/19/47	6,752,000	8,336,610	(4)
	USD	6.38%	10/24/48	1,996,000	2,626,337	(4)
KazTransGas JSC	USD	4.38%	09/26/27	5,774,000	6,457,338	(4)
					31,669,118

Macau - 0.15%
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	493,000	519,530	(4)
	USD	6.50%	01/15/28	1,419,000	1,530,746	(4)
					2,050,276

See Notes to Financial Statements.
28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Malaysia - 0.22%
1MDB Energy, Ltd.	USD	5.99%	05/11/22	3,000,000	$3,120,000
Mexico - 4.02%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	1,442,000	1,073,569	(4)(6)
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	1,922,000	2,008,471	(4)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	1,486,000	1,599,144	(1)(4)(7)
	USD	7.50%	Perpetual	2,615,000	2,943,888	(1)(4)(7)
Banco Nacional de Comercio Exterior SNC:
	USD	3.80%	08/11/26	3,289,000	3,301,687	(1)(4)
	USD	3.80%	08/11/26	2,056,000	2,063,931	(1)(2)
Cemex SAB de CV	USD	7.38%	06/05/27	2,743,000	3,104,219	(4)
Cometa Energia SA de CV	USD	6.38%	04/24/35	1,604,070	1,827,387	(4)
FEL Energy VI Sarl	USD	5.75%	12/01/40	403,000	424,983	(4)
Petroleos Mexicanos:
	USD	6.88%	08/04/26	5,550,000	6,152,619
	USD	6.49%	01/23/27	4,083,000	4,374,526
	USD	9.50%	09/15/27	1,062,000	1,257,475
	USD	9.50%	09/15/27	1,896,000	2,229,409	(2)
	USD	5.35%	02/12/28	1,267,000	1,252,746
	USD	5.95%	01/28/31	7,494,000	7,316,018
	USD	6.63%	06/15/35	200,000	192,750
	USD	5.63%	01/23/46	653,000	532,797
	USD	6.75%	09/21/47	2,892,000	2,566,505
	USD	7.69%	01/23/50	12,333,000	11,930,636
					56,152,760
Nigeria - 0.08%
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	980,000	1,060,544	(4)
Panama - 1.04%
Aeropuerto Internacional de Tocumen SA:	USD	5.63%	05/18/36	5,895,000	6,366,600	(2)
	USD	6.00%	11/18/48	6,951,044	7,507,127	(4)
AES Panama Generation Holdings SRL	USD	4.38%	05/31/30	620,000	638,186	(4)
					14,511,913
Peru - 2.52%
Kallpa Generacion SA:	USD	4.88%	05/24/26	1,830,000	1,944,384	(4)

	USD	4.13%	08/16/27	1,022,000	1,053,299	(4)
Minsur SA	USD	6.25%	02/07/24	1,826,000	1,966,830	(2)
Nexa Resources SA	USD	5.38%	05/04/27	1,233,000	1,283,553	(4)
Peru Payroll Deduction Finance Ltd.	USD	0.00%	11/01/29	2,234,102	1,843,832	(5)
Petroleos del Peru SA:
	USD	4.75%	06/19/32	2,020,000	2,098,780	(4)
	USD	4.75%	06/19/32	9,402,000	9,768,678	(2)
	USD	5.63%	06/19/47	2,277,000	2,348,157	(4)
	USD	5.63%	06/19/47	12,557,000	12,949,406	(2)
					35,256,919

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Russia - 0.43%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	2,633,000	$2,955,542	(4)
Gazprom PJSC via Gaz Finance PLC	USD	5Y US TI + 4.264%	Perpetual	3,004,000	3,090,538	(1)(4)(7)
					6,046,080
South Africa - 1.61%
Eskom Holdings SOC, Ltd.:
	USD	6.75%	08/06/23	5,327,000	5,618,440	(4)
	USD	7.13%	02/11/25	14,473,000	15,395,654	(4)
	USD	8.45%	08/10/28	1,306,000	1,478,611	(4)
					22,492,705
Ukraine - 0.27%
NAK Naftogaz Ukraine via Kondor Finance PLC	USD	7.63%	11/08/26	3,373,000	3,428,848	(4)
State Savings Bank of Ukraine Via SSB #1 PLC	USD	9.63%	03/20/25	280,000	301,963	(2)(3)
					3,730,811
United Arab Emirates - 2.19%
Abu Dhabi Crude Oil Pipeline:
	USD	3.65%	11/02/29	1,236,000	1,377,754	(4)
	USD	4.60%	11/02/47	861,000	1,001,713	(4)
DAE Funding LLC	USD	3.38%	03/20/28	2,600,000	2,621,450	(4)
DP World Crescent, Ltd.	USD	4.85%	09/26/28	2,275,000	2,584,258	(2)
DP World PLC:	USD	4.70%	09/30/49	437,000	475,285	(4)

	USD	4.70%	09/30/49	500,000	543,805	(2)
DP World Salaam	USD	5Y US TI + 5.75%	Perpetual	11,136,000	12,289,620	(1)(7)
DP World, Ltd.	USD	6.85%	07/02/37	521,000	697,588	(4)
MDGH - GMTN BV:
	USD	4.50%	11/07/28	3,494,000	4,061,007	(2)
	USD	2.88%	05/21/30	3,680,000	3,844,128
	USD	3.95%	05/21/50	990,000	1,087,886
					30,584,494
Uzbekistan - 0.16%
Uzauto Motors AJ	USD	4.85%	05/04/26	2,300,000	2,291,950	(4)
Venezuela - 0.26%
Petroleos de Venezuela SA:
	USD	6.00%	05/16/24	60,489,976	2,827,906	(2)(6)
	USD	6.00%	11/15/26	3,307,000	155,429	(2)(6)
	USD	5.38%	04/12/27	600,000	28,500	(6)
	USD	9.75%	05/17/35	11,517,000	541,299	(2)(6)
					3,553,134
Vietnam - 0.14%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	1,961,000	1,964,432	(4)
Zambia - 0.21%
First Quantum Minerals, Ltd.:
	USD	7.50%	04/01/25	1,167,000	1,213,706	(4)

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Zambia (continued)
First Quantum Minerals, Ltd.: (continued)	USD	6.88%	03/01/26	1,638,000	$1,719,822	(4)

					2,933,528
TOTAL CORPORATE BONDS					342,888,930
(Cost $351,273,308)
CREDIT LINKED NOTES - 0.59%
Iraq - 0.59%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch):
	JPY	0.00%	01/01/28	206,836,761	1,554,548	(1)(8)
	JPY	0.00%	01/01/28	453,405,051	3,418,856	(1)(8)
	JPY	3.05%	01/01/28	445,001,475	3,353,464	(1)(8)
					8,326,868
TOTAL CREDIT LINKED NOTES					8,326,868
(Cost $10,136,410)
SHORT TERM INVESTMENTS - 3.51%
Money Market Fund - 3.51%
State Street Institutional Liquid Reserves
Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	48,981,535	48,996,229
TOTAL SHORT TERM INVESTMENTS					48,996,229
(Cost $48,992,190)
Total Investments - 98.67%					1,378,372,240
(Cost $1,384,461,375)
Other Assets In Excess of Liabilities - 1.33%					18,522,809	(9)
Net Assets - 100.00%					$1,396,895,049

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

3M US L - 3 Month LIBOR as of May 31, 2021 was 0.13%

6M US L - 6 Month LIBOR as of May 31, 2021 was 0.17%

5Y US TI - 5 Year US Treasury Index as of May 31, 2021 was 0.79%

10Y US TI - 10 Year US Treasury Index as of May 31, 2021 was 1.58%

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

(1)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2021, the aggregate fair value of those securities was $372,668,257, which represents approximately 26.68% of net assets.
(3)	Step bond. Coupon changes periodically based upon a predetermined schedule and generally increase overtime. Thus they bear some similarity to zero coupon bonds. Interest rate disclosed is that which is in effect as of May 31, 2021.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $542,188,764, which represents approximately 38.81% of net assets as of May 31, 2021.
(5)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(6)	Security is in default and therefore is non-income producing.
(7)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(8)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(9)	Includes cash which is being held as collateral for forward foreign currency contracts.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2021	Fund Delivering	U.S. $ Value at May 31, 2021	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	06/30/21	EUR	231,243	USD	223,997	$7,246
Citigroup Global Markets	06/30/21	USD	8,280,659	JPY	8,233,303	47,356
J.P. Morgan Chase & Co.	06/30/21	EUR	32,886,361	USD	32,520,200	366,161
						$420,763
J.P. Morgan Chase & Co.	06/30/21	USD	74,840,521	EUR	76,544,856	$(1,704,335)
						$(1,704,335)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION (OVER THE COUNTER)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2021(1)(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Republic of Argentina
CDS USD 5Y(4)	Goldman Sachs	5.000%	USD	12/20/2025	17.390%	4,500,000	$(1,669,736)	$1,361,250	$(308,486)
Republic of Argentina
CDS USD 5Y(4)	Barclays	5.000%	USD	12/20/2025	17.390%	7,700,000	(2,857,105)	2,333,100	(524,005)
							$(4,526,841)	$3,694,350	$(832,491)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments

May 31, 2021

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	33

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 96.70%
Aerospace/Defense - 2.45%
Bombardier, Inc.	USD	6.00%	10/15/22	1,343,000	$1,346,357	(1)
TransDigm, Inc.	USD	6.25%	03/15/26	996,000	1,051,134	(1)
					2,397,491
Airlines - 2.05%
Delta Air Lines, Inc.:
	USD	7.00%	05/01/25	473,000	550,347	(1)
	USD	7.38%	01/15/26	315,000	371,152
Delta Air Lines, Inc. / SkyMiles IP, Ltd.	USD	4.75%	10/20/28	286,000	312,418	(1)
United Airlines, Inc.:
	USD	4.38%	04/15/26	340,000	352,755	(1)
	USD	4.63%	04/15/29	403,000	416,863	(1)
					2,003,535
Automotive - 5.10%
Clarios Global LP / Clarios US Finance Co.:
	USD	6.25%	05/15/26	165,000	176,377	(1)
	USD	8.50%	05/15/27	539,000	586,836	(1)
Ford Motor Co.	USD	8.50%	04/21/23	887,000	991,289
Ford Motor Credit Co. LLC:
	USD	5.13%	06/16/25	118,000	129,284
	USD	3.38%	11/13/25	418,000	428,473
	USD	4.13%	08/17/27	688,000	719,820
	USD	5.11%	05/03/29	1,539,000	1,689,391
Goodyear Tire & Rubber Co.:
	USD	5.00%	07/15/29	132,000	134,778	(1)
	USD	5.25%	07/15/31	132,000	134,990	(1)
					4,991,238
Building Products - 5.20%
Griffon Corp., Series WI	USD	5.75%	03/01/28	559,000	590,444
LBM Acquisition LLC	USD	6.25%	01/15/29	581,000	595,775	(1)
Park River Holdings, Inc.:
	USD	5.63%	02/01/29	705,000	675,982	(1)
	USD	6.75%	08/01/29	331,000	331,646	(1)
Specialty Building Products Holdings LLC / SBP
Finance Corp.	USD	6.38%	09/30/26	872,000	908,829	(1)
Standard Industries, Inc.	USD	3.38%	01/15/31	610,000	579,500	(1)
US Concrete, Inc.:
	USD	6.38%	06/01/24	112,000	114,464
	USD	5.13%	03/01/29	555,000	568,994	(1)
White Cap Buyer LLC	USD	6.88%	10/15/28	686,000	722,951	(1)
					5,088,585
Chemicals - 2.59%
Axalta Coating Systems LLC	USD	3.38%	02/15/29	487,000	471,618	(1)
CF Industries, Inc.	USD	5.15%	03/15/34	164,000	193,955
GCP Applied Technologies, Inc.	USD	5.50%	04/15/26	690,000	710,076	(1)
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.	USD	9.00%	07/01/28	1,048,000	1,162,085	(1)
					2,537,734

See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Computers - 0.70%
Crowdstrike Holdings, Inc.	USD	3.00%	02/15/29	235,000	$230,902
Seagate HDD Cayman	USD	3.13%	07/15/29	480,000	457,862	(1)
					688,764
Consumer Products - 0.75%
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
	USD	5.00%	12/31/26	242,000	246,248	(1)
	USD	7.00%	12/31/27	483,000	492,100	(1)
					738,348
Containers/Packaging - 1.04%
Flex Acquisition Co., Inc.	USD	6.88%	01/15/25	509,000	514,077	(1)
Graham Packaging Co., Inc.	USD	7.13%	08/15/28	475,000	508,174	(1)
					1,022,251
Diversified Manufacturing - 0.44%
Hillenbrand, Inc.	USD	5.75%	06/15/25	403,000	432,494
Drillers/Services - 1.06%
Archrock Partners LP / Archrock Partners Finance Corp.	USD	6.25%	04/01/28	730,000	758,601	(1)
ChampionX Corp.	USD	6.38%	05/01/26	269,000	282,979
					1,041,580
Electric - 3.43%
Calpine Corp.	USD	4.50%	02/15/28	770,000	779,625	(1)
Covanta Holding Corp.	USD	5.00%	09/01/30	566,000	583,784
NRG Energy, Inc.	USD	5.75%	01/15/28	269,000	285,457
Vistra Operations Co. LLC:
	USD	5.63%	02/15/27	945,000	981,619	(1)
	USD	5.00%	07/31/27	191,000	195,298	(1)
	USD	4.38%	05/01/29	534,000	537,783	(1)
					3,363,566
Environmental Services - 0.59%
GFL Environmental, Inc.:
	USD	5.13%	12/15/26	5,000	5,269	(1)
	USD	8.50%	05/01/27	525,000	576,906	(1)
					582,175
Exploration & Production - 10.11%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.	USD	7.88%	12/15/24	400,000	40	(2)(3)
Antero Resources Corp.:
	USD	7.63%	02/01/29	700,000	771,008	(1)
	USD	5.38%	03/01/30	198,000	199,003	(1)
Chesapeake Energy Corp.	USD	5.50%	02/01/26	537,000	567,238	(1)
CNX Resources Corp.:
	USD	7.25%	03/14/27	465,000	500,642	(1)
	USD	6.00%	01/15/29	214,000	228,748	(1)
CrownRock LP / CrownRock Finance, Inc.	USD	5.00%	05/01/29	75,000	77,243	(1)
Hilcorp Energy I LP / Hilcorp Finance Co.:
	USD	5.75%	10/01/25	773,000	785,480	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	35

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Exploration & Production (continued)
Hilcorp Energy I LP / Hilcorp Finance Co. (continued)
	USD	6.25%	11/01/28	354,000	$372,143	(1)
	USD	5.75%	02/01/29	100,000	102,790	(1)
Leviathan Bond, Ltd.:
	USD	6.13%	06/30/25	235,000	258,951	(1)
	USD	6.50%	06/30/27	126,000	140,347	(1)
	USD	6.75%	06/30/30	176,000	198,449	(1)
Murphy Oil Corp.:
	USD	5.75%	08/15/25	947,000	973,904
	USD	5.88%	12/01/27	293,000	303,296
Oasis Petroleum, Inc.	USD	6.38%	06/01/26	132,000	134,310	(1)
Occidental Petroleum Corp.:
	USD	5.50%	12/01/25	137,000	147,450
	USD	5.55%	03/15/26	222,000	237,262
	USD	8.88%	07/15/30	1,677,000	2,154,257
	USD	7.50%	05/01/31	327,000	389,815
	USD	7.88%	09/15/31	167,000	203,522
	USD	6.60%	03/15/46	208,000	227,801
SM Energy Co.	USD	6.13%	11/15/22	933,000	931,251
					9,904,950
Financial Other - 1.31%
OneMain Finance Corp.:
	USD	8.88%	06/01/25	125,000	137,960
	USD	7.13%	03/15/26	845,000	984,425
	USD	4.00%	09/15/30	170,000	164,751
					1,287,136
Food and Beverage - 3.05%
Chobani LLC / Chobani Finance Corp., Inc.	USD	7.50%	04/15/25	458,000	477,142	(1)
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.	USD	6.50%	04/15/29	1,006,000	1,127,610	(1)
Pilgrim's Pride Corp.	USD	5.88%	09/30/27	299,000	318,435	(1)
Post Holdings, Inc.	USD	4.63%	04/15/30	439,000	442,295	(1)
Triton Water Holdings, Inc.	USD	6.25%	04/01/29	616,000	618,433	(1)
					2,983,915
Gaming - 4.44%
Churchill Downs, Inc.:
	USD	5.50%	04/01/27	560,000	584,044	(1)
	USD	4.75%	01/15/28	365,000	376,461	(1)
International Game Technology PLC:
	USD	6.25%	01/15/27	596,000	676,120	(1)
	USD	5.25%	01/15/29	70,000	74,561	(1)
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.	USD	5.75%	02/01/27	391,000	433,523
Scientific Games International, Inc.:
	USD	8.25%	03/15/26	558,000	600,966	(1)
	USD	7.25%	11/15/29	472,000	523,354	(1)
Station Casinos LLC	USD	5.00%	10/01/25	137,000	140,211	(1)
VICI Properties LP / VICI Note Co., Inc.	USD	4.13%	08/15/30	457,000	464,609	(1)

See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Gaming (continued)
Scientific Games International, Inc. (continued)
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.	USD	5.13%	10/01/29	457,000	$474,021	(1)
					4,347,870
Gas Pipelines - 5.66%
Antero Midstream Partners LP / Antero Midstream Finance Corp.:
	USD	5.75%	03/01/27	465,000	480,096	(1)
	USD	5.75%	01/15/28	557,000	573,538	(1)
DCP Midstream Operating LP	USD	5.13%	05/15/29	608,000	656,199
DT Midstream, Inc.	USD	4.38%	06/15/31	547,000	550,473	(1)
EQM Midstream Partners LP	USD	6.50%	07/01/27	766,000	843,768	(1)
Genesis Energy LP / Genesis Energy Finance Corp.	USD	7.75%	02/01/28	763,000	768,486
Holly Energy Partners LP / Holly Energy Finance Corp.	USD	5.00%	02/01/28	487,000	499,847	(1)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	USD	6.50%	07/15/27	1,076,000	1,167,482
					5,539,889
Healthcare - 7.70%
AdaptHealth LLC	USD	4.63%	08/01/29	761,000	747,682	(1)
Bausch Health Cos., Inc.:
	USD	6.13%	04/15/25	670,000	686,074	(1)
	USD	7.00%	01/15/28	828,000	849,329	(1)
	USD	6.25%	02/15/29	687,000	672,401	(1)
	USD	5.25%	02/15/31	442,000	405,091	(1)
Encompass Health Corp.	USD	4.50%	02/01/28	401,000	414,534
HCA, Inc.:
	USD	5.38%	09/01/26	236,000	267,270
	USD	5.63%	09/01/28	620,000	721,525
IQVIA, Inc.	USD	5.00%	05/15/27	333,000	349,100	(1)
Legacy LifePoint Health LLC	USD	4.38%	02/15/27	365,000	364,115	(1)
Lifepoint Health, Inc.	USD	5.38%	01/15/29	582,000	567,546	(1)
Tenet Healthcare Corp.	USD	4.63%	07/15/24	778,000	790,176
US Acute Care Solutions LLC	USD	6.38%	03/01/26	688,000	709,538	(1)
					7,544,381
Home Builders - 2.07%
KB Home	USD	4.80%	11/15/29	275,000	295,625
Mattamy Group Corp.	USD	4.63%	03/01/30	794,000	793,095	(1)
Tri Pointe Homes, Inc.	USD	5.70%	06/15/28	393,000	431,463
Weekley Homes LLC / Weekley Finance Corp.	USD	4.88%	09/15/28	485,000	504,640	(1)
					2,024,823
Industrial Other - 1.67%
Mueller Water Products, Inc.	USD	5.50%	06/15/26	180,000	185,220	(1)
Park-Ohio Industries, Inc.	USD	6.63%	04/15/27	384,000	393,854
WESCO Distribution, Inc.	USD	7.25%	06/15/28	948,000	1,052,384	(1)
					1,631,458
Leisure - 3.38%
Boyne USA, Inc.	USD	4.75%	05/15/29	151,000	156,300	(1)
Carnival Corp.:
	USD	7.63%	03/01/26	691,000	757,509	(1)
	USD	5.75%	03/01/27	93,000	98,929	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	37

Stone Harbor High Yield Bond Fund	Statements of Investments

May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Leisure (continued)
NCL Corp., Ltd.:
	USD	3.63%	12/15/24	420,000	$401,927	(1)
	USD	5.88%	03/15/26	412,000	430,027	(1)
NCL Finance, Ltd.	USD	6.13%	03/15/28	613,000	639,862	(1)
Royal Caribbean Cruises, Ltd.	USD	9.13%	06/15/23	741,000	820,620	(1)
					3,305,174
Life - 0.93%
Acrisure LLC / Acrisure Finance, Inc.:
	USD	7.00%	11/15/25	666,000	681,045	(1)
	USD	4.25%	02/15/29	238,000	233,059	(1)
					914,104
Media Cable - 7.90%
Altice France Holding SA	USD	6.00%	02/15/28	569,000	558,385	(1)
Altice France SA	USD	5.13%	07/15/29	945,000	938,154	(1)
CCO Holdings LLC / CCO Holdings Capital Corp.:
	USD	5.38%	06/01/29	836,000	909,581	(1)
	USD	4.50%	08/15/30	642,000	655,029	(1)
CSC Holdings LLC:
	USD	7.50%	04/01/28	2,150,000	2,358,980	(1)
	USD	5.00%	11/15/31	263,000	261,667	(1)
DISH DBS Corp.:
	USD	7.75%	07/01/26	122,000	138,738
	USD	7.38%	07/01/28	493,000	528,743
	USD	5.13%	06/01/29	626,000	621,837	(1)
Midcontinent Communications / Midcontinent
Finance Corp.	USD	5.38%	08/15/27	210,000	219,246	(1)
Radiate Holdco LLC / Radiate Finance, Inc.	USD	4.50%	09/15/26	335,000	339,095	(1)
Telenet Finance Luxembourg Notes Sarl	USD	5.50%	03/01/28	200,000	211,250	(1)
					7,740,705
Media Other - 6.26%
Clear Channel Outdoor Holdings, Inc.	USD	7.50%	06/01/29	625,000	624,156	(1)
Netflix, Inc.:
	USD	4.88%	04/15/28	925,000	1,065,276
	USD	4.88%	06/15/30	281,000	324,204	(1)
Nexstar Broadcasting, Inc.	USD	4.75%	11/01/28	150,000	153,016	(1)
Sirius XM Radio, Inc.:
	USD	5.00%	08/01/27	360,000	376,650	(1)
	USD	4.13%	07/01/30	868,000	871,255	(1)
TEGNA, Inc.	USD	4.63%	03/15/28	704,000	719,840
Terrier Media Buyer, Inc.	USD	8.88%	12/15/27	772,000	827,005	(1)
Univision Communications, Inc.:
	USD	6.63%	06/01/27	955,000	1,033,787	(1)
	USD	4.50%	05/01/29	132,000	133,752	(1)
					6,128,941
Paper/Forest Products - 0.41%
Mercer International, Inc.	USD	5.13%	02/01/29	386,000	398,113	(1)
Pharmaceuticals - 2.95%
Catalent Pharma Solutions, Inc.	USD	5.00%	07/15/27	202,000	211,204	(1)

See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Pharmaceuticals (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc.:
	USD	9.50%	07/31/27	740,000	$753,875	(1)
	USD	6.00%	06/30/28	375,000	259,258	(1)
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.	USD	6.13%	04/01/29	177,000	174,788	(1)
Jaguar Holding Co. II / PPD Development LP	USD	5.00%	06/15/28	373,000	403,750	(1)
Organon Finance 1 LLC:
	USD	4.13%	04/30/28	302,000	305,398	(1)
	USD	5.13%	04/30/31	289,000	296,927	(1)
Par Pharmaceutical, Inc.	USD	7.50%	04/01/27	113,000	115,401	(1)
Syneos Health, Inc.	USD	3.63%	01/15/29	380,000	371,532	(1)
					2,892,133

Pipelines - 1.16%
EQM Midstream Partners LP	USD	4.50%	01/15/29	555,000	556,279	(1)
Genesis Energy LP / Genesis Energy Finance Corp.:
	USD	5.63%	06/15/24	313,000	314,210
	USD	6.25%	05/15/26	57,000	56,359
	USD	8.00%	01/15/27	202,000	207,807
					1,134,655

Property & Casualty Insurance - 1.57%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer:
	USD	4.25%	10/15/27	221,000	221,298	(1)
	USD	6.75%	10/15/27	960,000	993,552	(1)
HUB International, Ltd.	USD	7.00%	05/01/26	307,000	319,243	(1)
					1,534,093

Restaurants - 0.46%
1011778 BC ULC / New Red Finance, Inc.	USD	4.00%	10/15/30	460,000	446,244	(1)
Retail Food/Drug - 1.00%
Albertsons Cos. Inc / Safeway, Inc. / New Albertsons
LP / Albertsons LLC:
	USD	4.63%	01/15/27	283,000	293,265	(1)
	USD	5.88%	02/15/28	65,000	69,209	(1)
	USD	3.50%	03/15/29	113,000	108,530	(1)
	USD	4.88%	02/15/30	483,000	504,032	(1)
					975,036

Retail Non Food/Drug - 0.71%
LCM Investments Holdings II LLC	USD	4.88%	05/01/29	98,000	100,769	(1)
PetSmart, Inc. / PetSmart Finance Corp.:
	USD	4.75%	02/15/28	196,000	203,242	(1)
	USD	7.75%	02/15/29	352,000	387,970	(1)
					691,981

Satellite - 1.80%
Hughes Satellite Systems Corp.	USD	6.63%	08/01/26	850,000	945,170
Intelsat Jackson Holdings SA	USD	5.50%	08/01/23	464,000	270,860	(3)
Viasat, Inc.	USD	5.63%	04/15/27	521,000	546,620	(1)
					1,762,650

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	39

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Services Other - 2.63%
Prime Security Services Borrower LLC / Prime Finance, Inc.:
	USD	5.75%	04/15/26	342,000	$374,593	(1)
	USD	6.25%	01/15/28	1,352,000	1,400,354	(1)
WW International, Inc.	USD	4.50%	04/15/29	801,000	801,905	(1)
					2,576,852
Technology - 1.67%
Avaya, Inc.	USD	6.13%	09/15/28	246,000	261,530	(1)
Fair Isaac Corp.	USD	4.00%	06/15/28	221,000	224,867	(1)
Plantronics, Inc.	USD	4.75%	03/01/29	1,008,000	961,773	(1)
Rackspace Technology Global, Inc.	USD	3.50%	02/15/28	196,000	189,010	(1)
					1,637,180
Wireless - 0.74%
Sprint Corp.	USD	8.75%	03/15/32	487,000	722,693
Wirelines - 1.72%
Consolidated Communications, Inc.	USD	6.50%	10/01/28	782,000	847,391	(1)
Telecom Italia Capital SA	USD	6.00%	09/30/34	753,000	833,123
					1,680,514
TOTAL CORPORATE BONDS					94,693,251
(Cost $92,659,653)
BANK LOANS - 2.00%(4)
Automotive - 0.36%
Navistar, Inc. - Tranche B Term Loan	USD	1M US L + 3.50%	11/06/24	350,498	351,009
Consumer Products - 0.30%
Revlon Consumer Products Corporation - Initial B Term Loan	USD	3M US L + 3.50%	09/07/23	568,833	288,683
Containers/Packaging - 0.14%
Flex Acquisition Co., Inc. (aka Novolex) - Specified Refinancing Term Loan	USD	3M US L + 3.50%	03/02/28	134,898	134,424
Diversified Manufacturing - 0.11%
Blount International, Inc. - New Refinancing Term Loan	USD	1M US L + 3.75%	04/12/23	111,590	112,009
Healthcare - 0.57%
Envision Healthcare Corporation - Initial Term Loan	USD	1M US L + 3.75%	10/10/25	285,040	244,422
LifePoint Health, Inc. - Term B Loan	USD	1M US L + 3.75%	11/16/25	317,115	317,512
					561,934
Industrial Other - 0.52%
Filtration Group Corporation - Initial Dollar Term Loan	USD	1M US L + 3.00%	03/29/25	255,559	253,610

See Notes to Financial Statements.
40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Wirelines (continued)
Gates Global LLC - Initial B-3 Dollar Term Loan	USD	1M US L + 2.75%	03/31/27	257,911	$257,476
					511,086

TOTAL BANK LOANS					1,959,145
(Cost $2,200,445)

COMMON/PREFERRED STOCKS - 0.00%(5)
Transportation Non Air/Rail - 0.00%(5)
Euronav NV	USD	N/A	N/A	31	298

TOTAL COMMON/PREFERRED STOCKS					298
(Cost $0)

SHORT TERM INVESTMENTS - 1.85%
Money Market Fund - 1.85%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	1,806,376	1,806,918

TOTAL SHORT TERM INVESTMENTS					1,806,918
(Cost $1,806,559)

Total Investments - 100.55%					98,459,612
(Cost $96,666,657)
Liabilities in Excess of Other Assets - (0.55)%					(535,096)

Net Assets - 100.00%					$97,924,516

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of May 31, 2021 was 0.09%

3M US L - 3 Month LIBOR as of May 31, 2021 was 0.13%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $68,650,673, which represents approximately 70.11% of net assets as of May 31, 2021.
(2)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(3)	Security is in default and therefore is non-income producing.
(4)	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.
(5)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	41

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
SOVEREIGN DEBT OBLIGATIONS - 85.66%
Brazil - 4.72%
Brazil Letras do Tesouro Nacional:
	BRL	0.00%	01/01/22	5,760,000	$1,073,068	(1)
	BRL	0.00%	01/01/24	7,400,000	1,172,268	(1)
	BRL	10.00%	01/01/31	9,440,000	1,909,487
Nota Do Tesouro Nacional:
	BRL	10.00%	01/01/23	14,220,000	2,853,345
	BRL	10.00%	01/01/29	2,880,000	584,774
					7,592,942

Chile - 1.67%
Republic of Chile:
	CLP	4.50%	03/01/26	1,190,000,000	1,779,910
	CLP	4.70%	09/01/30	620,000,000	911,403	(2)
					2,691,313
China - 11.40%
China Government Bond:
	CNY	3.19%	04/11/24	23,340,000	3,713,964
	CNY	1.99%	04/09/25	26,510,000	4,024,580
	CNY	3.13%	11/21/29	67,440,000	10,611,876
					18,350,420
Colombia - 6.51%
Bogota Distrio Capital	COP	9.75%	07/26/28	10,114,000,000	2,993,081	(3)
Titulos De Tesoreria:
	COP	7.00%	05/04/22	560,000,000	156,770
	COP	10.00%	07/24/24	8,241,000,000	2,564,222
	COP	7.50%	08/26/26	1,208,000,000	348,898
	COP	5.75%	11/03/27	1,465,000,000	380,315
	COP	6.00%	04/28/28	1,948,000,000	507,095
	COP	7.75%	09/18/30	9,296,000,000	2,598,505
	COP	7.00%	06/30/32	3,620,000,000	938,755
					10,487,641
Czech Republic - 3.68%
Czech Republic Government:
	CZK	2.40%	09/17/25	8,810,000	438,190
	CZK	1.00%	06/26/26	36,500,000	1,699,178
	CZK	0.25%	02/10/27	42,980,000	1,910,268
	CZK	4.20%	12/04/36	30,250,000	1,879,848
					5,927,484

Egypt - 0.89%
Egypt Treasury Bill	EGP	0.00%	09/28/21	11,600,000	710,041	(1)
Republic of Egypt	EGP	13.77%	01/05/24	11,350,000	720,146
					1,430,187

See Notes to Financial Statements.
42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Indonesia - 11.27%
Republic of Indonesia:
	IDR	7.00%	05/15/22	8,580,000,000	$620,151
	IDR	11.00%	09/15/25	58,400,000,000	4,922,198
	IDR	8.38%	09/15/26	33,331,000,000	2,624,947
	IDR	9.00%	03/15/29	1,680,000,000	136,129
	IDR	6.50%	02/15/31	2,700,000,000	190,144
	IDR	8.25%	06/15/32	14,010,000,000	1,087,160
	IDR	6.63%	05/15/33	68,500,000,000	4,759,275
	IDR	8.38%	03/15/34	33,690,000,000	2,617,844
	IDR	7.50%	05/15/38	16,480,000,000	1,192,882
					18,150,730

Malaysia - 3.98%
Malaysia Government:
	MYR	3.91%	07/15/26	6,300,000	1,606,801
	MYR	3.50%	05/31/27	3,800,000	951,494
	MYR	3.90%	11/16/27	1,580,000	404,986
	MYR	3.73%	06/15/28	350,000	88,653
	MYR	3.89%	08/15/29	10,580,000	2,693,952
	MYR	4.50%	04/15/30	2,530,000	668,077
					6,413,963

Mexico - 6.95%
Mexican Bonos:
	MXN	6.75%	03/09/23	15,887,000	821,673
	MXN	8.00%	12/07/23	17,640,000	941,121
	MXN	5.75%	03/05/26	27,850,000	1,376,604
	MXN	7.50%	06/03/27	7,819,000	415,561
	MXN	7.75%	05/29/31	3,220,000	174,369
	MXN	7.75%	11/23/34	11,096,000	595,906
	MXN	10.00%	11/20/36	24,916,000	1,582,816
	MXN	8.50%	11/18/38	52,770,000	2,934,997
	MXN	7.75%	11/13/42	45,590,000	2,342,172
					11,185,219

Peru - 1.87%
Republic of Peru:
	PEN	6.15%	08/12/32	5,860,000	1,685,502
	PEN	5.40%	08/12/34	5,046,000	1,318,786
					3,004,288

Poland - 5.36%
Kfw	PLN	1.70%	01/17/22	4,000,000	1,097,683
Republic of Poland:
	PLN	4.00%	10/25/23	15,300,000	4,517,714
	PLN	2.50%	07/25/27	9,490,000	2,740,600
	PLN	2.75%	10/25/29	957,000	280,798
					8,636,795

Romania - 3.07%
Romania Government Bond:
	RON	5.00%	02/12/29	13,505,000	3,769,409

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	43

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Romania (continued)
Romania Government Bond: (continued)
	RON	3.65%	09/24/31	4,700,000	$1,176,783
					4,946,192

Russia - 8.39%
Russian Federation:
	RUB	7.60%	07/20/22	161,890,000	2,253,017
	RUB	7.40%	12/07/22	144,130,000	2,010,783
	RUB	7.95%	10/07/26	63,070,000	912,629
	RUB	7.05%	01/19/28	17,630,000	244,513
	RUB	8.50%	09/17/31	197,320,000	2,976,562
	RUB	7.70%	03/23/33	301,100,000	4,305,541
	RUB	7.70%	03/16/39	56,000,000	808,749
					13,511,794

South Africa - 10.93%
Republic of South Africa:
	ZAR	10.50%	12/21/26	73,890,000	6,125,818
	ZAR	8.88%	02/28/35	14,000,000	911,908
	ZAR	6.25%	03/31/36	179,360,000	9,136,485
	ZAR	8.50%	01/31/37	22,977,000	1,415,302
					17,589,513

Thailand - 2.66%
Thailand Government:
	THB	2.88%	12/17/28	40,900,000	1,433,329
	THB	3.78%	06/25/32	44,600,000	1,690,073
	THB	1.59%	12/17/35	25,900,000	771,586
	THB	4.68%	06/29/44	8,950,000	384,865
					4,279,853

Turkey - 1.72%
Republic of Turkey:
	TRY	11.00%	03/02/22	2,900,000	321,799
	TRY	7.10%	03/08/23	7,690,000	754,119
	TRY	9.00%	07/24/24	5,540,000	511,912
	TRY	10.60%	02/11/26	2,990,000	266,860
	TRY	11.00%	02/24/27	5,610,000	493,493
	TRY	10.50%	08/11/27	4,900,000	414,447
					2,762,630

Uruguay - 0.59%
Republic of Uruguay:
	UYU	9.88%	06/20/22	28,360,000	667,338	(3)
	UYU	8.50%	03/15/28	12,100,000	281,561	(2)
					948,899

TOTAL SOVEREIGN DEBT OBLIGATIONS					137,909,863
(Cost $137,997,118)

See Notes to Financial Statements.
44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Uruguay (continued)
Republic of Uruguay: (continued)
CORPORATE BONDS - 6.20%
Brazil - 1.92%
Swiss Insured Brazil Power Finance Sarl	BRL	9.85%	07/16/32	15,255,719	$3,087,200	(2)

Kazakhstan - 0.17%
Development Bank of Kazakhstan JSC	KZT	8.95%	05/04/23	116,250,000	268,799	(2)

Mexico - 4.11%
America Movil SAB de CV	MXN	6.45%	12/05/22	90,680,000	4,613,478
Petroleos Mexicanos	MXN	7.47%	11/12/26	45,370,000	2,012,741
					6,626,219

TOTAL CORPORATE BONDS					9,982,218
(Cost $11,712,387)

SHORT TERM INVESTMENTS - 1.19%
Money Market Fund - 1.19%
State Street Institutional Liquid Reserves
Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	1,917,051	1,917,626

TOTAL SHORT TERM INVESTMENTS					1,917,626
(Cost $1,917,434)

Total Investments - 93.05%					149,809,707
(Cost $151,626,939)
Other Assets In Excess of Liabilities - 6.95%					11,182,704

Net Assets - 100.00%					$160,992,411

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
CNH	-	Chinese Yuan Offshore
CNY	-	Chinese Yuan
COP	-	Columbian Peso
CZK	-	Czech Republic Koruna
EGP	-	Egyptian Pound
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
KZT	-	Kazakhstan Tenge
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
UYU	-	Uruguayan Peso

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	45

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2021

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,548,963, which represents approximately 2.83% of net assets as of May 31, 2021.
(3)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2021, the aggregate fair value of those securities was $3,660,419, which represents approximately 2.27% of net assets.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2021	Fund Delivering	U.S. $ Value at May 31, 2021	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	06/02/21	BRL	2,399,985	USD	2,307,430	$92,555
Citigroup Global Markets	06/04/21	RUB	803,053	USD	800,306	2,747
Citigroup Global Markets	06/08/21	CZK	424,086	USD	398,536	25,550
Citigroup Global Markets	06/16/21	IDR	459,432	USD	448,282	11,150
Citigroup Global Markets	06/30/21	CNH	275,571	USD	272,134	3,437
Citigroup Global Markets	06/30/21	USD	1,090,531	COP	1,089,053	1,478
Citigroup Global Markets	07/02/21	BRL	2,098,412	USD	2,065,063	33,349
Citigroup Global Markets	07/29/21	USD	57,039	CLP	55,068	1,971
Citigroup Global Markets	07/30/21	USD	447,248	MXN	445,910	1,338
Goldman Sachs & Co.	06/02/21	BRL	1,176,114	USD	1,131,394	44,720
Goldman Sachs & Co.	06/08/21	CZK	2,370,605	USD	2,227,954	142,651
Goldman Sachs & Co.	06/08/21	HUF	1,655,056	USD	1,528,634	126,422
Goldman Sachs & Co.	06/08/21	PLN	1,737,459	USD	1,632,502	104,957
Goldman Sachs & Co.	06/16/21	IDR	196,888	USD	192,252	4,636
Goldman Sachs & Co.	06/30/21	THB	147,807	USD	146,099	1,708
Goldman Sachs & Co.	07/02/21	BRL	1,163,169	USD	1,144,727	18,442
Goldman Sachs & Co.	07/23/21	USD	324,971	PEN	319,784	5,187
Goldman Sachs & Co.	07/30/21	USD	570,659	MXN	569,037	1,622
HSBC	06/30/21	CNH	254,421	USD	249,865	4,556
J.P. Morgan Chase & Co.	06/08/21	HUF	1,755,431	USD	1,620,974	134,457
J.P. Morgan Chase & Co.	06/08/21	PLN	4,342,389	USD	4,283,257	59,132
J.P. Morgan Chase & Co.	06/16/21	IDR	714,619	USD	697,128	17,491
J.P. Morgan Chase & Co.	06/30/21	USD	1,110,423	COP	1,107,815	2,608
J.P. Morgan Chase & Co.	06/30/21	THB	3,244,721	USD	3,232,928	11,793
J.P. Morgan Chase & Co.	06/30/21	USD	221,127	THB	220,991	136
J.P. Morgan Chase & Co.	07/23/21	USD	1,416,551	PEN	1,392,907	23,644
J.P. Morgan Chase & Co.	07/30/21	USD	570,811	MXN	569,174	1,637
						$879,374
Citigroup Global Markets	07/29/21	CLP	1,157,027	USD	1,196,686	$(39,659)
Citigroup Global Markets	06/30/21	THB	473,973	USD	474,023	(50)
Citigroup Global Markets	06/16/21	USD	445,574	IDR	459,432	(13,858)
Citigroup Global Markets	06/30/21	USD	695,547	CNH	709,214	(13,667)
Citigroup Global Markets	06/02/21	USD	2,340,109	BRL	2,399,984	(59,875)
Citigroup Global Markets	06/08/21	USD	252,334	CZK	258,858	(6,524)
Citigroup Global Markets	07/14/21	USD	1,598,804	RON	1,603,032	(4,228)
Goldman Sachs & Co.	07/02/21	BRL	2,867,638	USD	2,885,708	(18,070)
Goldman Sachs & Co.	06/30/21	RUB	1,677,688	USD	1,679,219	(1,531)
Goldman Sachs & Co.	06/30/21	THB	1,052,499	USD	1,052,695	(196)
Goldman Sachs & Co.	06/16/21	USD	190,832	IDR	196,888	(6,056)
Goldman Sachs & Co.	06/08/21	USD	80,751	PLN	84,255	(3,504)
Goldman Sachs & Co.	06/17/21	USD	4,157,681	ZAR	4,404,836	(247,155)
Goldman Sachs & Co.	06/30/21	USD	860,868	RUB	880,288	(19,420)

See Notes to Financial Statements.
46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2021

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2021	Fund Delivering	U.S. $ Value at May 31, 2021	Unrealized Appreciation/ (Depreciation)
Goldman Sachs & Co.	06/02/21	USD	1,147,856	BRL	1,176,114	$(28,258)
HSBC	06/30/21	USD	2,051,543	CNH	2,091,870	(40,327)
J.P. Morgan Chase & Co.	06/16/21	USD	694,051	IDR	714,619	(20,568)
J.P. Morgan Chase & Co.	06/08/21	USD	49,220	HUF	52,029	(2,809)
J.P. Morgan Chase & Co.	06/30/21	USD	1,239,636	THB	1,242,377	(2,741)
						$(528,496)

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
CORPORATE BONDS - 94.54%
Argentina - 2.03%
MSU Energy SA	USD	6.88%	02/01/25	48,000	$36,390	(1)
Pampa Energia SA	USD	7.50%	01/24/27	35,000	29,849	(1)
YPF SA:
	USD	8.50%	07/28/25	16,000	11,978	(1)
	USD	6.95%	07/21/27	87,000	57,477	(2)
					135,694

Brazil - 8.22%
Adecoagro SA	USD	6.00%	09/21/27	27,000	28,602	(1)
Banco do Brasil SA	USD	9.00%	Perpetual	6,000	6,668	(1)(3)(4)
CSN Inova Ventures	USD	6.75%	01/28/28	20,000	22,025	(1)
Gol Finance SA	USD	7.00%	01/31/25	91,000	83,811	(1)
Guara Norte Sarl	USD	5.20%	06/15/34	21,000	21,252	(1)
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV	USD	5.00%	05/07/28	23,000	22,604	(1)
Itau Unibanco Holding SA	USD	6.13%	Perpetual	32,000	32,809	(1)(3)(4)
Klabin Austria GmbH:
	USD	3.20%	01/12/31	30,000	29,063	(1)
	USD	7.00%	04/03/49	23,000	28,645	(1)
Minerva Luxembourg SA	USD	4.38%	03/18/31	33,000	32,454	(1)
MV24 Capital BV	USD	6.75%	06/01/34	21,765	23,398	(1)
Petrobras Global Finance BV:
	USD	5.75%	02/01/29	28,000	31,617
	USD	6.90%	03/19/49	51,000	59,211
Simpar Europe SA	USD	5.20%	01/26/31	45,000	45,338	(1)
Usiminas International Sarl	USD	5.88%	07/18/26	76,000	82,612	(1)
					550,109

Chile - 2.76%
ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Par	USD	4.05%	04/27/26	18,000	18,086	(1)
Celulosa Arauco y Constitucion SA	USD	5.50%	04/30/49	29,000	34,339	(1)
Cencosud SA	USD	4.38%	07/17/27	14,000	15,356	(1)
Empresa Nacional de Telecomunicaciones SA	USD	4.88%	10/30/24	11,000	11,820	(1)
Geopark, Ltd.	USD	5.50%	01/17/27	60,000	60,610	(1)
Inversiones CMPC SA	USD	3.00%	04/06/31	28,000	27,938	(1)
VTR Comunicaciones SpA	USD	5.13%	01/15/28	16,000	16,554	(1)
					184,703
China - 6.98%
Bank of China, Ltd.	USD	5.00%	11/13/24	46,000	51,581	(2)
ENN Clean Energy International Investment, Ltd.	USD	3.38%	05/12/26	131,000	132,945	(1)
Golden Eagle Retail Group, Ltd.	USD	4.63%	05/21/23	44,000	45,041	(2)
Tencent Holdings, Ltd.:
	USD	2.39%	06/03/30	14,000	13,837	(1)
	USD	3.24%	06/03/50	14,000	12,978	(1)
Wanda Properties International Co., Ltd.	USD	7.25%	01/29/24	200,000	199,357
Yingde Gases Investment, Ltd.	USD	6.25%	01/19/23	11,000	11,338	(2)
					467,077

See Notes to Financial Statements.
48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Colombia - 3.75%
AI Candelaria Spain SLU:	USD	7.50%	12/15/28	32,000	$36,440	(1)
	USD	7.50%	12/15/28	20,000	22,659	(2)
Ecopetrol SA:
	USD	5.38%	06/26/26	29,000	31,944
	USD	7.38%	09/18/43	33,000	39,764
Gran Tierra Energy International Holdings, Ltd.	USD	6.25%	02/15/25	103,000	90,640	(1)
Millicom International Cellular SA	USD	5.13%	01/15/28	27,900	29,474	(1)
					250,921

Ghana - 1.38%
Tullow Oil PLC:
	USD	7.00%	03/01/25	53,000	45,116	(1)
	USD	10.25%	05/15/26	46,000	47,438	(1)
					92,554

Guatemala - 1.53%
Energuate Trust	USD	5.88%	05/03/27	38,000	39,799	(1)
Investment Energy Resources, Ltd.	USD	6.25%	04/26/29	58,000	62,567	(1)
					102,366

Hong Kong - 3.09%
ESR Cayman, Ltd.	USD	7.88%	04/04/22	200,000	207,000

India - 5.23%
Adani Transmission, Ltd.	USD	4.25%	05/21/36	32,725	33,970	(1)
Bharti Airtel, Ltd.:
	USD	4.38%	06/10/25	15,000	16,369	(2)
	USD	3.25%	06/03/31	33,000	32,533	(1)
Greenko Dutch BV	USD	3.85%	03/29/26	24,000	24,548	(1)
Network i2i, Ltd.	USD	5Y US TI + 4.28%	Perpetual	173,000	184,137	(1)(3)(4)
Vedanta Resources Finance II PLC:
	USD	13.88%	01/21/24	19,000	20,937	(1)
	USD	8.95%	03/11/25	21,000	20,954	(1)
Vedanta Resources, Ltd.	USD	6.38%	07/30/22	17,000	16,762	(1)
					350,210

Indonesia - 2.67%
Cikarang Listrindo Tbk PT	USD	4.95%	09/14/26	15,000	15,524	(2)
Indika Energy Capital IV Pte, Ltd.	USD	8.25%	10/22/25	12,000	12,835	(1)
Minejesa Capital BV	USD	4.63%	08/10/30	125,000	130,063	(1)
PT Bumi Resources TBK (Eterna Capital Pte, Ltd.)	USD	7.50% PIK	12/11/22	10,026	7,115	(5)
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	USD	4.85%	10/14/38	12,000	13,343	(1)
					178,880

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Israel - 4.96%
Altice Financing SA	USD	5.00%	01/15/28	94,000	$93,412	(1)
Leviathan Bond, Ltd.	USD	6.75%	06/30/30	74,000	83,439	(1)
Teva Pharmaceutical Finance Netherlands III BV	USD	3.15%	10/01/26	164,000	154,980
					331,831

Jamaica - 0.43%
Digicel Group Holdings, Ltd.		8% Cash and 2%
	USD	PIK or 10.00% PIK	04/01/24	14,527	14,273	(5)
Digicel, Ltd.	USD	6.75%	03/01/23	15,000	14,320	(2)
					28,593

Macau - 3.61%
Melco Resorts Finance, Ltd.:
	USD	5.63%	07/17/27	87,000	91,949	(2)
	USD	5.75%	07/21/28	32,000	34,195	(1)
Sands China, Ltd.	USD	5.40%	08/08/28	18,000	20,562
Studio City Finance, Ltd.:
	USD	6.00%	07/15/25	79,000	83,251	(1)
	USD	6.50%	01/15/28	11,000	11,866	(1)
					241,823

Malaysia - 3.15%
Gohl Capital, Ltd.	USD	4.25%	01/24/27	200,000	210,992

Mexico - 7.14%
Aerovias de Mexico SA de CV	USD	7.00%	02/05/25	69,000	51,370	(1)(6)
America Movil SAB de CV	USD	3.63%	04/22/29	13,000	14,211
Axtel SAB Axtel de CV	USD	6.38%	11/14/24	77,000	80,464	(1)
Banco Mercantil del Norte SA/Grand Cayman:
	USD	6.75%	Perpetual	63,000	67,797	(1)(3)(4)
	USD	7.50%	Perpetual	43,000	48,408	(1)(3)(4)
BBVA Bancomer SA	USD	6.75%	09/30/22	11,000	11,743	(1)
Cometa Energia SA de CV	USD	6.38%	04/24/35	51,184	58,310	(1)
FEL Energy VI Sarl	USD	5.75%	12/01/40	11,000	11,600	(1)
Mexico Generadora De Energia	USD	5.50%	12/06/32	25,655	28,907	(1)
Petroleos Mexicanos	USD	7.69%	01/23/50	48,000	46,434
Sixsigma Networks Mexico SA de CV	USD	7.50%	05/02/25	35,000	29,623	(1)
Southern Copper Corp.	USD	6.75%	04/16/40	21,000	29,059
					477,926

Nigeria - 2.69%
Access Bank PLC	USD	10.50%	10/19/21	22,000	22,560	(1)
Africa Finance Corp.	USD	2.88%	04/28/28	32,000	31,870	(1)
IHS Netherlands Holdco BV	USD	8.00%	09/18/27	93,000	100,644	(1)
United Bank for Africa PLC	USD	7.75%	06/08/22	24,000	24,921	(1)
					179,995

Oman - 0.44%
Oryx Funding, Ltd.	USD	5.80%	02/03/31	28,000	29,671	(1)

See Notes to Financial Statements.
50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Panama - 0.85%
C&W Senior Financing DAC	USD	7.50%	10/15/26	54,000	$56,903	(1)

Peru - 3.92%
Banco BBVA Peru SA	USD	5Y US TI + 2.75%	09/22/29	13,000	13,552	(2)(3)
Banco de Credito del Peru	USD	5Y US TI + 3.00%	07/01/30	28,000	27,650	(1)(3)
Inkia Energy, Ltd.	USD	5.88%	11/09/27	92,000	93,898	(1)
Kallpa Generacion SA:
	USD	4.88%	05/24/26	22,000	23,375	(1)
	USD	4.13%	08/16/27	53,000	54,623	(1)
Nexa Resources SA	USD	6.50%	01/18/28	45,000	49,054	(1)
					262,152

Russia - 4.09%
Gazprom PJSC Via Gaz Capital SA	USD	4.95%	02/06/28	118,000	132,455	(1)
Lukoil Securities BV	USD	3.88%	05/06/30	103,000	109,051	(1)
VTB Bank PJSC Via VTB Eurasia DAC	USD	9.50%	Perpetual	30,000	32,544	(1)(3)(4)
					274,050
Saudi Arabia - 3.11%
Acwa Power Management And Investments One, Ltd.	USD	5.95%	12/15/39	103,000	122,312	(1)
Saudi Arabian Oil Co.:
	USD	3.50%	04/16/29	40,000	43,118	(1)
	USD	3.25%	11/24/50	46,000	42,953	(1)
					208,383

South Africa - 3.25%
AngloGold Ashanti Holdings PLC	USD	3.75%	10/01/30	52,000	54,080
Eskom Holdings SOC, Ltd.	USD	6.75%	08/06/23	109,000	114,963	(1)
Liquid Telecommunications Financing PLC	USD	5.50%	09/04/26	30,000	31,350	(1)
Prosus NV	USD	3.83%	02/08/51	19,000	17,513	(1)
					217,906

South Korea - 1.97%
Shinhan Bank Co., Ltd.	USD	3.88%	03/24/26	60,000	66,106	(2)
Woori Bank	USD	4.75%	04/30/24	60,000	66,103	(2)
					132,209

Tanzania - 0.96%
HTA Group, Ltd.	USD	7.00%	12/18/25	60,000	64,038	(1)

Thailand - 2.40%
Bangkok Bank PCL	USD	5Y US TI + 1.90%	09/25/34	50,000	51,204	(1)(3)
PTT Treasury Center Co., Ltd.	USD	4.50%	10/25/42	60,000	65,887	(1)
Thaioil Treasury Center Co., Ltd.	USD	4.88%	01/23/43	40,000	43,357	(2)
					160,448

Turkey - 3.44%
Akbank Turk AS:	USD	5.13%	03/31/25	15,000	15,114	(1)

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Turkey (continued)
Akbank Turk AS: (continued)
	USD	6.80%	04/27/28	35,000	$35,135	(1)(3)
Turk Telekomunikasyon AS	USD	6.88%	02/28/25	37,000	40,773	(1)
Turkiye Garanti Bankasi AS:
	USD	5.88%	03/16/23	33,000	34,543	(1)
	USD	6.13%	05/24/27	60,000	60,120	(1)(3)
Ulker Biskuvi Sanayi AS	USD	6.95%	10/30/25	41,000	44,470	(1)
					230,155

Ukraine - 3.63%
Metinvest BV:
	USD	7.75%	04/23/23	60,000	64,324	(1)
	USD	7.75%	10/17/29	77,000	84,347	(1)
VF Ukraine PAT via VFU Funding PLC	USD	6.20%	02/11/25	91,000	94,526	(1)
					243,197

United Arab Emirates - 3.69%
DP World PLC	USD	4.70%	09/30/49	149,000	162,054	(1)
Galaxy Pipeline Assets Bidco, Ltd.	USD	1.75%	09/30/27	84,000	85,102	(1)
					247,156

Vietnam - 1.56%
Mong Duong Finance Holdings BV	USD	5.13%	05/07/29	104,000	104,182	(1)

Zambia - 1.61%
First Quantum Minerals, Ltd.:
	USD	6.50%	03/01/24	39,000	39,969	(1)
	USD	7.50%	04/01/25	65,000	67,601	(1)
					107,570

TOTAL CORPORATE BONDS					6,328,694
(Cost $6,055,986)

SHORT TERM INVESTMENTS - 5.18%
Money Market Fund - 5.18%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	346,685	346,789

TOTAL SHORT TERM INVESTMENTS					346,789
(Cost $346,777)

Total Investments - 99.72%					6,675,483
(Cost $6,402,763)
Other Assets In Excess of Liabilities - 0.28%					18,557

Net Assets - 100.00%					$6,694,040

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD - United States Dollar

See Notes to Financial Statements.
52	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2021

Investment Abbreviations:

PIK - Payment in-kind

Reference Rates:

5Y US TI - 5 Year US Treasury Index as of May 31, 2021 was 0.79%

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $4,692,719, which represents approximately 70.10% of net assets as of May 31, 2021.
(2)	Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2021, the aggregate fair value of those securities was $515,376, which represents approximately 7.70% of net assets.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(4)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(5)	Payment-in-kind securities.
(6)	Security is in default and therefore is non-income producing.

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	53

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 62.27%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	172,963	$1,599,911	(1)
Stone Harbor Emerging Markets Debt Fund	USD	N/A	N/A	717,013	7,041,069	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	N/A	1,068,168	8,694,885	(1)
Stone Harbor Local Markets Fund	USD	N/A	N/A	255,938	2,311,117	(1)
					19,646,982

TOTAL OPEN-END FUNDS					19,646,982
(Cost $19,717,147)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 2.02%
Aqua Finance Trust, Series 2019-A	USD	3.14%	07/06/40	38,141	39,174	(2)
BB-UBS Trust, Series 2012-TFT	USD	2.89%	06/05/30	50,000	50,005	(2)
BX Commercial Mortgage Trust, Series 2019-IMC	USD	1M US L + 1.30%	04/15/34	100,000	99,843	(2)(3)
CLNY Trust, Series 2019-IKPR	USD	1M US L + 1.13%	11/15/38	50,000	50,129	(2)(3)
Fannie Mae Pool, Series 2013-	USD	3.00%	07/01/27	42,751	45,269	(4)
Freddie Mac Whole Loan Securities Trust:
Series 2015-SC02	USD	3.00%	09/25/45	17,509	17,665	(4)
Series 2016-SC01	USD	3.50%	07/25/46	29,110	29,525	(4)
Invitation Homes Trust, Series 2017-SFR2	USD	1M US L + 0.85%	12/17/36	44,652	44,802	(2)(3)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9	USD	5.34%	05/15/47	54,139	45,587
MBRT, Series 2019-MBR	USD	1M US L + 0.85%	11/15/36	75,000	75,136	(2)(3)
MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV	USD	4.28%	10/15/30	125,000	100,146	(2)(3)
New Residential Advance Receivables Trust Advance
Receivables Backed, Series 2020-T1	USD	1.43%	08/15/23	25,000	25,164	(2)
Towd Point Mortgage Trust, Series 2016-5	USD	2.50%	10/25/56	14,356	14,631	(2)(3)
					637,076

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					637,076
(Cost $636,259)

CORPORATE BONDS - 14.83%
Aerospace/Defense - 0.24%
Boeing Co.	USD	3.60%	05/01/34	25,000	25,839
General Dynamics Corp.	USD	2.85%	06/01/41	50,000	49,844
					75,683

Automotive - 0.51%
Ford Motor Credit Co. LLC	USD	4.27%	01/09/27	50,000	52,727
General Motors Financial Co., Inc.	USD	4.35%	01/17/27	50,000	56,327
Hyundai Capital America:
	USD	3.25%	09/20/22	25,000	25,850	(2)
	USD	1.30%	01/08/26	25,000	24,796	(2)
					159,700

Banking - 3.55%
Bank of America Corp.	USD	3M US L + 0.99%	02/13/31	100,000	100,731	(3)
Citigroup, Inc.:
	USD	4.40%	06/10/25	50,000	56,120

See Notes to Financial Statements.
54	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Banking (continued)
Citigroup, Inc.: (continued)
	USD	4.45%	09/29/27	75,000	$85,907
Credit Suisse Group AG	USD	3M US L + 1.24%	06/12/24	50,000	53,459	(2)(3)
Deutsche Bank AG:
	USD	3.70%	05/30/24	50,000	53,844
	USD	1D US SOFR + 1.87%	11/24/26	50,000	50,885	(3)
Goldman Sachs Group, Inc.	USD	1D US SOFR + 0.61%	02/12/26	50,000	49,827	(3)

HSBC Holdings PLC:
	USD	1D US SOFR + 1.54%	04/18/26	25,000	25,421	(3)
	USD	1D US SOFR + 1.29%	05/24/27	25,000	25,111	(3)
Intesa Sanpaolo SpA	USD	4.00%	09/23/29	75,000	81,290	(2)
JPMorgan Chase & Co.	USD	3.63%	12/01/27	50,000	55,302
Mizuho Financial Group, Inc.
	USD	1D US SOFR + 1.53%	09/08/31	75,000	72,204	(3)
Morgan Stanley
	USD	1D US SOFR + 1.02%	04/28/32	50,000	47,713	(3)
Societe Generale SA	USD	1Y US TI + 1.10%	12/14/26	75,000	74,632	(2)(3)
Standard Chartered PLC:	USD	3M US L + 1.21%	01/30/26	25,000	26,329	(2)(3)

	USD	5Y US TI + 2.30%	02/18/36	25,000	24,949	(2)(3)
	USD	5.70%	03/26/44	25,000	31,442	(2)
State Street Corp.	USD	2.20%	03/03/31	75,000	74,212
Sumitomo Mitsui Financial Group, Inc.	USD	2.14%	09/23/30	25,000	24,090
Synchrony Financial	USD	3.70%	08/04/26	50,000	54,849
Wells Fargo & Co.
	USD	1D US SOFR + 1.26%	02/11/31	50,000	51,165	(3)
					1,119,482

Building Products - 0.19%
Vulcan Materials Co.	USD	4.50%	06/15/47	50,000	59,535

Chemicals - 0.36%
Huntsman International LLC	USD	4.50%	05/01/29	50,000	56,511
Nutrien, Ltd.	USD	3.95%	05/13/50	50,000	55,755
					112,266

Construction Machinery - 0.16%
CNH Industrial Capital LLC	USD	1.45%	07/15/26	50,000	49,904

Consumer Products - 0.08%
Kimberly-Clark Corp.	USD	1.05%	09/15/27	25,000	24,493

Diversified Manufacturing - 0.16%
Carrier Global Corp.	USD	3.58%	04/05/50	50,000	50,926

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	55

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Electric - 1.29%
Appalachian Power Co.	USD	3.70%	05/01/50	50,000	$52,286
Electricite de France SA	USD	4.50%	09/21/28	50,000	57,809	(2)
Enel Finance International NV	USD	4.63%	09/14/25	50,000	56,843	(2)
Entergy Texas, Inc.	USD	3.55%	09/30/49	50,000	51,296
Exelon Generation Co. LLC	USD	5.60%	06/15/42	50,000	56,949
FirstEnergy Corp.	USD	4.85%	07/15/47	25,000	28,989
NextEra Energy Capital Holdings, Inc.	USD	2.25%	06/01/30	50,000	49,842
Vistra Operations Co. LLC	USD	3.55%	07/15/24	50,000	52,597	(2)
					406,611

Environmental Services - 0.16%
Waste Management, Inc.	USD	2.95%	06/01/41	50,000	49,856

Exploration & Production - 0.32%
BP Capital Markets PLC	USD	5Y US TI + 4.04%	Perpetual	50,000	53,188	(3)(5)
Total Capital International SA	USD	3.13%	05/29/50	50,000	48,486
					101,674

Food and Beverage - 0.15%
Conagra Brands, Inc.	USD	1.38%	11/01/27	50,000	48,688

Gaming - 0.17%
Las Vegas Sands Corp.	USD	3.20%	08/08/24	50,000	52,597

Gas Distributors - 0.36%
Cheniere Corpus Christi Holdings LLC	USD	5.13%	06/30/27	50,000	58,062
Sempra Energy	USD	4.00%	02/01/48	50,000	54,223
					112,285

Gas Pipelines - 1.07%
Boardwalk Pipelines LP	USD	5.95%	06/01/26	50,000	59,404
CenterPoint Energy, Inc.	USD	4.25%	11/01/28	50,000	56,696
Eastern Energy Gas Holdings LLC	USD	3.00%	11/15/29	50,000	52,545
Kinder Morgan Energy Partners LP	USD	5.50%	03/01/44	50,000	61,189
Sabine Pass Liquefaction LLC	USD	5.00%	03/15/27	50,000	57,945
Williams Cos., Inc.	USD	2.60%	03/15/31	50,000	49,848
					337,627

Healthcare - 0.62%
CVS Health Corp.:
	USD	4.30%	03/25/28	25,000	28,668
	USD	4.78%	03/25/38	25,000	29,812
HCA, Inc.	USD	5.25%	06/15/49	50,000	61,682
Laboratory Corp. of America Holdings	USD	1.55%	06/01/26	75,000	75,279
					195,441

See Notes to Financial Statements.
56	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Industrial Other - 0.16%
Flowserve Corp.	USD	3.50%	10/01/30	50,000	$51,937

Lodging - 0.25%
Marriott International, Inc.:	USD	5.75%	05/01/25	25,000	29,017

	USD	2.85%	04/15/31	50,000	49,906
					78,923

Media Cable - 0.28%
Charter Communications Operating LLC / Charter Communications Operating Capital	USD	6.48%	10/23/45	25,000	32,952
Comcast Corp.	USD	3.97%	11/01/47	50,000	56,124
					89,076

Media Other - 0.09%
Interpublic Group of Cos., Inc.	USD	4.65%	10/01/28	25,000	29,104

Metals/Mining/Steel - 0.18%
Anglo American Capital PLC	USD	4.00%	09/11/27	50,000	55,638	(2)

Non Captive Finance - 0.17%
Air Lease Corp.	USD	3.63%	12/01/27	50,000	53,175

Pharmaceuticals - 0.17%
AbbVie, Inc.	USD	3.20%	11/21/29	50,000	53,672

Property & Casualty Insurance - 0.15%
Kemper Corp.	USD	2.40%	09/30/30	50,000	48,884

Refining - 0.24%
Marathon Petroleum Corp.	USD	3.80%	04/01/28	25,000	27,607
Phillips 66	USD	2.15%	12/15/30	50,000	48,330
					75,937

REITS - 0.83%
American Homes 4 Rent LP	USD	4.25%	02/15/28	50,000	55,714
Boston Properties LP	USD	2.55%	04/01/32	50,000	48,882
CubeSmart LP	USD	3.00%	02/15/30	50,000	51,665
SITE Centers Corp.:
	USD	4.25%	02/01/26	15,000	16,270
	USD	4.70%	06/01/27	35,000	39,072
WEA Finance LLC	USD	2.88%	01/15/27	50,000	51,406	(2)
					263,009

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2021	57

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
Restaurants - 0.19%
McDonald's Corp.	USD	4.45%	03/01/47	50,000	$58,973

Retail Non Food/Drug - 0.15%
O'Reilly Automotive, Inc.	USD	1.75%	03/15/31	50,000	47,265

Services Other - 0.46%
Expedia Group, Inc.	USD	3.25%	02/15/30	50,000	51,242
Visa, Inc.	USD	2.00%	08/15/50	50,000	41,485
Western Union Co.	USD	2.85%	01/10/25	50,000	53,029
					145,756

Technology - 0.97%
Automatic Data Processing, Inc.	USD	1.70%	05/15/28	50,000	50,376
Broadcom, Inc.	USD	5.00%	04/15/30	50,000	57,772
Electronic Arts, Inc.	USD	2.95%	02/15/51	50,000	46,629
Fidelity National Information Services, Inc.	USD	1.15%	03/01/26	50,000	49,648
Tencent Holdings, Ltd.	USD	3.60%	01/19/28	50,000	54,049	(2)
TSMC Global, Ltd.	USD	1.00%	09/28/27	50,000	48,343	(2)
					306,817

Transportation Non Air/Rail - 0.18%
FedEx Corp.	USD	4.40%	01/15/47	50,000	58,114

Wireless - 0.35%
T-Mobile USA, Inc.:
	USD	3.88%	04/15/30	25,000	27,449
	USD	4.50%	04/15/50	25,000	28,323
Vodafone Group PLC	USD	4.25%	09/17/50	50,000	55,484
					111,256
Wirelines - 0.62%
AT&T, Inc.:
	USD	2.25%	02/01/32	75,000	72,223
	USD	3.65%	09/15/59	50,000	47,879	(2)
Verizon Communications, Inc.	USD	3.70%	03/22/61	75,000	75,801
					195,903

TOTAL CORPORATE BONDS					4,680,207
(Cost $4,655,722)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 8.20%
FNMA TBA	USD	2.50%	06/11/21	2,500,000	2,588,330	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,588,330
(Cost $2,587,500)

U.S. TREASURY BONDS/NOTES - 5.86%
U.S. Treasury Bonds:	USD	2.75%	02/15/28	50,000	55,029

See Notes to Financial Statements.
58	www.shiplp.com

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value (Expressed in USD)
U.S. Treasury Bonds: (continued)
	USD	2.50%	02/15/46	225,000	$234,536
U.S. Treasury Notes:
	USD	2.00%	11/15/21	625,000	630,507
	USD	2.13%	05/15/25	325,000	345,116
	USD	2.00%	08/15/25	550,000	581,926
					1,847,114

TOTAL U.S. TREASURY BONDS/NOTES					1,847,114
(Cost $1,844,219)

SHORT TERM INVESTMENTS - 13.86%
Money Market Fund - 13.86%
State Street Institutional Liquid Reserves Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	N/A	4,370,742	4,372,053

TOTAL SHORT TERM INVESTMENTS					4,372,053
(Cost $4,372,020)

Total Investments - 107.04%					33,771,762
(Cost $33,812,867)
Liabilities in Excess of Other Assets - (7.04)%					(2,221,770)

Net Assets - 100.00%					$31,549,992

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

AUD	-	Australian Dollar
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

PIK - Payment in-kind

Reference Rates:

1M US L - 1 Month LIBOR as of May 31, 2021 was 0.09%

3M US L - 3 Month LIBOR as of May 31, 2021 was 0.13%

1D US SOFR - 1 Day SOFR as of May 31, 2021 was 0.01%

1Y US TI - 1 Year US Treasury Bill as of May 31, 2021 was 0.05%

5Y US TI - 5 Year US Treasury Index as of May 31, 2021 was 0.79%

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A securities amounts to $1,266,341, which represents approximately 4.01% of net assets as of May 31, 2021.
(3)	Floating or variable rate security. The reference rate is described above. The rate in effect as of May 31, 2021 is based on the reference rate plus the displayed spread as of the security's last reset date. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	59

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

(4)	Investment purchased on a delayed delivery basis.
(5)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2021	Fund Delivering	U.S. $ Value at May 31, 2021	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	06/28/21	USD	232,718	EUR	231,814	$904
						$904
Citigroup Global Markets	06/14/21	JPY	319,624	USD	322,873	$(3,249)
Citigroup Global Markets	06/28/21	JPY	70,152	USD	70,701	(549)
Citigroup Global Markets	06/30/21	USD	79,746	GBP	81,462	(1,716)
Goldman Sachs & Co.	06/15/21	AUD	154,189	USD	155,674	(1,485)
J.P. Morgan Chase & Co.	06/28/21	EUR	707,642	USD	708,586	(944)
J.P. Morgan Chase & Co.	06/30/21	USD	99,283	EUR	101,514	(2,231)
						$(10,174)

FUTURES CONTRACTS

Description	Position	Contracts	Currency	Expiration Date	Notional Amount***	Value and Unrealized Appreciation/(Depreciation)
Euro-Bund Future	Short	(6)	EUR	6/08/21	$(1,019,640)	$11,578
US Ultra Bond Future	Long	2	USD	9/21/21	370,500	1,336
						$12,914

US 10 Yr T-Note Future	Short	(82)	USD	9/21/21	(10,818,875)	$(11,670)
						$(11,670)

***	The notional amount of each security is stated in the currency in which the security is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES ISSUE - BUY PROTECTION (CENTRALLY CLEARED)(1)

Reference Obligations	Clearing House	Fixed Deal Pay Rate	Currency	Maturity Date	Implied Credit Spread at May 31, 2021(2)	Notional Amount***(3)	Value	Upfront Premiums Received/(Paid)	Unrealized Depreciation
Markit CDX EM S35 5Y ICE(4)	Intercontinental Exchange	1.000%	USD	06/20/2026	1.601%	5,350,000	$154,230	$(176,892)	$(22,662)
Markit CDX IG S36 5Y ICE(5)	Intercontinental Exchange	1.000%	USD	06/20/2026	0.506%	1,225,000	(29,939)	26,630	(3,309)
							$124,291	$(150,262)	$(25,971)

Credit default swaps pay quarterly.

***	The notional amount of each security is stated in the currency in which the security is denominated.

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Implied credit spreads, represented in absolute terms are utilized in determining the value of credit default swap agreements on sovereign issues of an emerging country as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

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Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2021

(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Based on an index of 14 sovereign issues domiciled in Latin America, Eastern Europe, the Middle East and North Africa, and Asia.
(5)	Based on an index of 125 North American, equally weighted investment grade issuers that trade in the CDS market.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	61

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments
May 31, 2021

	Currency	Rate	Shares*	Value (Expressed in USD)
OPEN-END FUNDS - 99.25%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	903,456	$8,871,942	(1)
Stone Harbor Local Markets Fund	USD	N/A	1,084,624	9,794,152	(1)
				18,666,094

TOTAL OPEN-END FUNDS				18,666,094
(Cost $15,704,316)

SHORT TERM INVESTMENTS - 1.00%
Money Market Fund - 1.00%
State Street Institutional Liquid Reserves
Fund - Institutional Class (7-Day SEC Yield)	USD	0.06%	186,708	186,764

TOTAL SHORT TERM INVESTMENTS				186,764
(Cost $186,762)

Total Investments - 100.25%				18,852,858
(Cost $15,891,078)
Liabilities in Excess of Other Assets - (0.25)%				(46,287)

Net Assets - 100.00%				$18,806,571

*	The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
EUR	-	Euro
COP	-	Colombian Peso
CZK	-	Czech Republic Koruna
PLN	-	Polish Zloty
RUB	-	Russian Ruble
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Financial Statements.
62	www.shiplp.com

Stone Harbor Emerging Markets Debt Allocation Fund	Statements of Investments
May 31, 2021

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Settlement Date	Fund Receiving	U.S. $ Value at May 31, 2021	Fund Delivering	U.S. $ Value at May 31, 2021	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	06/08/21	CZK	124,635	USD	118,327	$6,308
Citigroup Global Markets	06/08/21	USD	31,547	CZK	31,542	5
Citigroup Global Markets	06/08/21	PLN	124,208	USD	116,644	7,564
Citigroup Global Markets	06/30/21	RUB	93,063	USD	92,799	264
J.P. Morgan Chase & Co.	06/02/21	BRL	126,254	USD	121,364	4,890
J.P. Morgan Chase & Co.	06/28/21	USD	93,195	EUR	93,015	180
J.P. Morgan Chase & Co.	07/02/21	BRL	93,364	USD	91,878	1,486
						$20,697
Citigroup Global Markets	06/08/21	USD	117,720	PLN	124,208	$(6,488)
J.P. Morgan Chase & Co.	06/30/21	COP	115,912	USD	116,186	(274)
J.P. Morgan Chase & Co.	06/02/21	USD	123,462	BRL	126,254	(2,792)
J.P. Morgan Chase & Co.	06/30/21	USD	26,788	COP	26,824	(36)
						$(9,590)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	63

Stone Harbor Investment Funds	Statements of Assets and Liabilities
May 31, 2021

Stone Harbor Emerging Markets Debt Fund
ASSETS:
Investments, at value(1)	$1,378,372,240
Investments in affiliates, at value(2)	–
Cash	2,676,880
Foreign currency, at value (3)	–
Unrealized appreciation on forward foreign currency contracts	420,763
Deposits with brokers for credit default swap contracts	4,640,000
Deposits with brokers for forward foreign currency contracts	1,440,000
Cash pledged as collateral for forward commitments	–
Deposits with brokers for futures contracts	–
Receivable for investments sold	3,054,895
Receivable for variation margin on future contracts	–
Receivable for fund shares sold	1,937,003
Receivable from adviser	–
Receivable on credit default swap contracts	120,306
Interest receivable	16,710,659
Prepaid and other assets	47,684
Total Assets	1,409,420,430
LIABILITIES:
Bank Overdraft	–
Payable to broker for credit default swap contracts	–
Payable for investments purchased	5,168,317
Payable for fund shares redeemed	78,892
Swap premium received	3,694,350
Unrealized depreciation on forward foreign currency contracts	1,704,335
Unrealized depreciation on credit default swap contracts	832,491
Variation margin payable on futures contracts	–
Interest payable on credit default swap contracts	–
Payable to adviser	705,534
Payable to administrator	182,246
Other payables	159,216
Total Liabilities	12,525,381
Net Assets	$1,396,895,049
NET ASSETS CONSIST OF:
Paid-in capital	$1,605,386,648
Total distributable earnings	(208,491,599)
Net Assets	$1,396,895,049
PRICING OF SHARES:
Institutional Class
Net Assets	$1,396,895,049
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	142,226,466
Net assets value, offering and redemption price per share	$9.82
(1)Cost of Investments	$1,384,461,375
(2)Cost of Investments in affiliates	$–
(3)Cost of Investments in foreign cash	$–

See Notes to Financial Statements.

64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities
May 31, 2021

Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund

$98,459,612	$149,809,707	$6,675,483	$14,124,780	$186,764
–	–	–	19,646,982	18,666,094
–	–	1,050	–	–
–	985,209	–	110,611	–
–	879,374	–	904	20,697
–	–	–	235,708	–
–	–	–	–	–
–	–	–	2,500,000	–
–	–	–	135,402	–
114,076	7,112,819	5,517	3,107	–
–	–	–	4,971	–
–	–	–	–	–
–	–	2,268	1,076	2,357
–	–	–	–	–
1,413,670	3,071,583	84,851	47,519	12
3,555	6,294	6,747	2,569	5,970
99,990,913	161,864,986	6,775,916	36,813,629	18,881,894

–	–	–	2,507,348	–
–	–	–	13,532	–
1,899,678	–	–	2,589,758	–
–	–	–	–	–
–	–	–	–	–
–	528,496	–	10,174	9,590
–	–	–	–	–
–	–	–	13,910	–
–	–	–	548	–
27,716	103,447	–	–	–
43,814	35,083	15,706	33,902	4,965
95,189	205,549	66,170	94,465	60,768
2,066,397	872,575	81,876	5,263,637	75,323
$97,924,516	$160,992,411	$6,694,040	$31,549,992	$18,806,571

$120,286,976	$351,824,040	$10,792,723	$33,464,356	$23,112,850
(22,362,460)	(190,831,629)	(4,098,683)	(1,914,364)	(4,306,279)
$97,924,516	$160,992,411	$6,694,040	$31,549,992	$18,806,571

$97,924,516	$160,992,411	$6,694,040	$31,549,992	$18,806,571
12,023,020	17,831,661	723,613	3,271,571	2,017,984
$8.14	$9.03	$9.25	$9.64	$9.32
$96,666,657	$151,626,939	$6,402,763	$14,095,720	$186,763
$–	$–	$–	$19,717,147	$15,704,316
$–	$984,352	$–	$109,436	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	65

Stone Harbor Investment Funds	Statements of Operations
For the Year Ended May 31, 2021

Stone Harbor Emerging Markets Debt Fund
INVESTMENT INCOME:
Interest(1)	$73,681,591
Dividends	38,954
Dividends from affiliated investment companies	–
Total Investment Income	73,720,545
EXPENSES:
Operational:
Investment advisory fee	7,480,532
Administration fees	739,860
Interest on line of credit	–
Custodian fees	91,833
Printing fees	5,738
Professional fees	93,030
Trustee fees	291,387
Transfer agent fees	20,749
Registration fees	43,496
Insurance fees	76,773
Line of credit commitment fee	165,490
Other	105,554
Total expenses before waiver/reimbursement	9,114,442
Less fees waived by investment adviser	–
Less expenses reimbursed by investment adviser	–
Total Net Expenses	9,114,442
Net Investment Income	64,606,103
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	30,122,046
Investments - affiliated investment companies	–
Credit default swap contracts	164,361
Futures contracts	–
Forward foreign currency contracts	(9,555,983)
Foreign currency transactions	(717,523)
Net realized gain/(loss)	20,012,901
Change in unrealized appreciation/(depreciation) on:
Investments	79,050,050
Affiliated investment companies	–
Credit default swap contracts	(832,491)
Futures contracts	–
Forward foreign currency contracts	1,713,639
Translation of assets and liabilities denominated in foreign currencies	(32,800)
Net change in unrealized appreciation	79,898,398
Net Realized and Unrealized Gain	99,911,299
Net Increase in Net Assets Resulting from Operations	$164,517,402

(1)Including Foreign Tax Withholding	$72,361

See Notes to Financial Statements.

66	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations
For the Year Ended May 31, 2021

Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund

$4,279,476	$10,813,016	$363,796	$972	$–
4,120	3,533	192	418	161
–	–	–	1,206,135	604,479
4,283,596	10,816,549	363,988	1,207,525	604,640

394,260	1,450,395	51,510	169,119	196,555
54,195	121,651	11,544	26,097	21,560
–	461	–	–	–
19,975	181,221	4,801	25,957	29,463
4,961	5,495	4,912	4,917	5,924
93,374	92,847	76,030	59,830	55,597
18,470	49,913	1,436	7,358	6,937
20,179	20,406	20,074	20,077	20,168
22,477	24,254	21,734	22,145	21,396
5,173	21,684	1,301	2,067	1,967
11,808	8,850	1,077	–	–
54,742	31,486	15,103	10,562	11,014
699,614	2,008,663	209,522	348,129	370,581
(174,664)	(70,180)	(51,510)	(169,119)	(196,555)
–	–	(96,303)	(156,299)	(167,454)
524,950	1,938,483	61,709	22,711	6,572
3,758,646	8,878,066	302,279	1,184,814	598,068

1,808,883	(15,928,479)	(21,171)	199	(10)
–	–	–	90,002	1,402,019
–	–	–	(282,638)	–
–	–	–	375,291	–
–	367,623	–	29,892	20,687
–	(379,650)	–	17,579	–
1,808,883	(15,940,506)	(21,171)	230,325	1,422,696

3,440,927	23,846,401	764,728	28,753	2
–	–	–	1,417,939	1,727,977
–	–	–	47,127	–
–	–	–	27,029	–
–	516,497	–	(9,118)	(3,639)
–	378,107	–	(1,402)	–
3,440,927	24,741,005	764,728	1,510,328	1,724,340
5,249,810	8,800,499	743,557	1,740,653	3,147,036
$9,008,456	$17,678,565	$1,045,836	$2,925,467	$3,745,104

$22	$296,864	$–	$44	$–

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

OPERATIONS:
Net investment income
Net realized gain/(loss)
Net change in unrealized appreciation/(depreciation)
Net increase/(decrease) in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings
Net decrease in net assets from distributions to shareholders
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares
Issued to shareholders in reinvestment of distributions
Cost of shares redeemed
Net increase/(decrease) in net assets from capital share transactions
Net increase/(decrease) in net assets
NET ASSETS:
Beginning of year
End of year
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares
Shares sold
Shares reinvested
Shares redeemed
Shares outstanding - end of year

See Notes to Financial Statements.

68	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund		Stone Harbor Local Markets Fund
For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020

$64,606,103	$55,648,140	$3,758,646	$4,205,671	$8,878,066	$25,979,157
20,012,901	(5,848,902)	1,808,883	(1,938,060)	(15,940,506)	(43,749,878)
79,898,398	(74,518,245)	3,440,927	(845,180)	24,741,005	38,843,514
164,517,402	(24,719,007)	9,008,456	1,422,431	17,678,565	21,072,793

(58,454,456)	(63,423,170)	(3,704,805)	(4,235,833)	–	(470,992)
(58,454,456)	(63,423,170)	(3,704,805)	(4,235,833)	–	(470,992)

326,285,514	197,125,478	47,513,392	1,968,043	39,872,482	13,257,529
55,790,844	63,131,106	3,704,805	4,069,342	–	446,306
(185,957,685)	(290,174,504)	(24,051,273)	(26,331,883)	(226,155,045)	(424,267,142)
196,118,673	(29,917,920)	27,166,924	(20,294,498)	(186,282,563)	(410,563,307)
302,181,619	(118,060,097)	32,470,575	(23,107,900)	(168,603,998)	(389,961,506)

1,094,713,430	1,212,773,527	65,453,941	88,561,841	329,596,409	719,557,915
$1,396,895,049	$1,094,713,430	$97,924,516	$65,453,941	$160,992,411	$329,596,409

122,756,383	124,651,898	8,694,226	11,245,195	39,528,471	86,730,808
33,163,437	21,493,749	5,942,456	252,179	4,580,116	1,561,353
5,646,013	6,635,073	462,123	522,941	–	49,922
(19,339,367)	(30,024,337)	(3,075,785)	(3,326,089)	(26,276,926)	(48,813,612)
142,226,466	122,756,383	12,023,020	8,694,226	17,831,661	39,528,471

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	69

Stone Harbor Investment Funds	Statements of Changes in Net Assets

OPERATIONS:
Net investment income
Net realized gain/(loss)
Net realized gain/(loss) on investments - affiliated investment companies
Net change in unrealized appreciation/(depreciation)
Net increase/(decrease) in net assets resulting from operations
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From distributable earnings
Net decrease in net assets from distributions to shareholders
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares
Issued to shareholders in reinvestment of distributions
Cost of shares redeemed
Net increase/(decrease) in net assets from capital share transactions
Net increase/(decrease) in net assets
NET ASSETS:
Beginning of year
End of year
OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares
Shares sold
Shares reinvested
Shares redeemed
Shares outstanding - end of year

See Notes to Financial Statements.

70	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

Stone Harbor Emerging Markets Corporate Debt Fund		Stone Harbor Strategic Income Fund		Stone Harbor Emerging Markets Debt Allocation Fund
For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020	For the Year Ended May 31, 2021	For the Year Ended May 31, 2020

$302,279	$789,295	$1,184,814	$1,292,190	$598,068	$868,130
(21,171)	567,353	140,323	(1,133,891)	20,677	328
–	–	90,002	(273,077)	1,402,019	(201,950)
764,728	(578,041)	1,510,328	(501,789)	1,724,340	(783,115)
1,045,836	778,607	2,925,467	(616,567)	3,745,104	(116,607)

(314,385)	(776,478)	(1,276,065)	(983,732)	(883,527)	(764,332)
(314,385)	(776,478)	(1,276,065)	(983,732)	(883,527)	(764,332)

563,456	16,105,347	2,537	–	1,939,448	6,158,689
314,385	776,478	1,276,063	954,219	883,527	764,332
(580,799)	(24,296,159)	(2,000,000)	(1,221,256)	(18,144,856)	(2,987,875)
297,042	(7,414,334)	(721,400)	(267,037)	(15,321,881)	3,935,146
1,028,493	(7,412,205)	928,002	(1,867,336)	(12,460,304)	3,054,207

5,665,547	13,077,752	30,621,990	32,489,326	31,266,875	28,212,668
$6,694,040	$5,665,547	$31,549,992	$30,621,990	$18,806,571	$31,266,875

693,847	1,481,930	3,352,727	3,392,576	3,631,257	3,151,919
61,178	1,810,572	262	–	211,176	735,646
34,922	87,081	132,715	100,687	93,594	82,275
(66,334)	(2,685,736)	(214,133)	(140,536)	(1,918,043)	(338,583)
723,613	693,847	3,271,571	3,352,727	2,017,984	3,631,257

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	71

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of year	$8.92		$9.73		$9.99		$10.60		$10.07
Income/(loss) from investment operations:
Net investment income(1)	0.51		0.47		0.56		0.58		0.56
Net realized and unrealized gain/(loss) on investments	0.85		(0.74)		(0.21)		(0.56)		0.59
Total income/(loss) from investment operations	1.36		(0.27)		0.35		0.02		1.15

Less distributions to shareholders:
From net investment income	(0.46)		(0.54)		(0.61)		(0.63)		(0.62)
Total distributions	(0.46)		(0.54)		(0.61)		(0.63)		(0.62)
Net Increase/(Decrease) in Net Asset Value	0.90		(0.81)		(0.26)		(0.61)		0.53
Net asset value - end of year	$9.82		$8.92		$9.73		$9.99		$10.60

Total Return	15.31%		(3.02)%		3.82%		0.08%		11.70%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,397		$1,095		$1,213		$1,207		$1,442
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.73%		0.72%		0.71%		0.71%		0.69%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.73	%(2)	0.72	%(2)	0.71	%(2)	0.71	%(2)	0.69%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	5.18%		4.89%		5.81%		5.53%		5.37%
Portfolio turnover rate	106%		118%		104%		108%		114%

(1)	Calculated using average shares throughout the period.
(2)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

72	www.shiplp.com

Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of year	$7.53		$7.88		$7.91		$8.31		$7.91

Income from investment operations:
Net investment income(1)	0.38		0.42		0.43		0.43		0.46
Net realized and unrealized gain/(loss) on investments	0.60		(0.34)		(0.02)		(0.36)		0.39
Total income from investment operations	0.98		0.08		0.41		0.07		0.85
Less distributions to shareholders:
From net investment income	(0.37)		(0.43)		(0.44)		(0.47)		(0.45)
Total distributions	(0.37)		(0.43)		(0.44)		(0.47)		(0.45)
Net Increase/(Decrease) in Net Asset Value	0.61		(0.35)		(0.03)		(0.40)		0.40
Net asset value - end of year	$8.14		$7.53		$7.88		$7.91		$8.31

Total Return(2)	13.19%		0.96%		5.36%		0.87%		10.97%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$98		$65		$89		$103		$160
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	0.88%		0.88%		0.84%		0.77%		0.67%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.66	%(3)	0.66	%(3)	0.66	%(3)	0.66	%(3)	0.65%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.76%		5.36%		5.51%		5.25%		5.63%
Portfolio turnover rate	94%		57%		54%		58%		70%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	73

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of year	$8.34		$8.30		$8.64		$8.76		$7.78
Income/(loss) from investment operations:
Net investment income(1)	0.40		0.47		0.51		0.56		0.56
Net realized and unrealized gain/(loss) on investments	0.29		(0.42)		(0.74)		(0.59)		0.42
Total income/(loss) from investment
operations	0.69		0.05		(0.23)		(0.03)		0.98
Less distributions to shareholders:
From net investment income	–		(0.01)		(0.11)		(0.09)		–
Total distributions	–		(0.01)		(0.11)		(0.09)		–
Net Increase/(Decrease) in Net Asset Value	0.69		0.04		(0.34)		(0.12)		0.98
Net asset value - end of year	$9.03		$8.34		$8.30		$8.64		$8.76

Total Return	8.27	%(2)	0.59%		(2.60)%		(0.33)%		12.60%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$161		$330		$720		$1,048		$991
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.04%		0.96%		0.90%		0.90%		0.89%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(3)	0.96	%(3)	0.90	%(3)	0.90	%(3)	0.89%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.60%		5.53%		6.28%		6.13%		6.76%
Portfolio turnover rate	95%		103%		101%		119%		125%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of year	$8.17		$8.82		$8.80		$9.14		$8.82
Income/(loss) from investment operations:
Net investment income(1)	0.45		0.42		0.45		0.44		0.41
Net realized and unrealized gain/(loss) on investments	1.10		(0.64)		0.03		(0.36)		0.32
Total income/(loss) from investment
operations	1.55		(0.22)		0.48		0.08		0.73
Less distributions to shareholders:
From net investment income	(0.47)		(0.43)		(0.46)		(0.42)		(0.41)
Total distributions	(0.47)		(0.43)		(0.46)		(0.42)		(0.41)
Net Increase/(Decrease) in Net Asset Value	1.08		(0.65)		0.02		(0.34)		0.32
Net asset value - end of year	$9.25		$8.17		$8.82		$8.80		$9.14

Total Return(2)	19.25%		(2.71)%		5.71%		0.80%		8.43%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$7		$6		$13		$12		$13
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	3.46%		1.95%		2.15%		2.19%		1.91%
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	1.01	%(3)	1.01	%(3)	1.01	%(3)	1.01	%(3)	1.00%
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	4.99%		4.68%		5.21%		4.76%		4.49%
Portfolio turnover rate	55%		168%		63%		115%		72%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Includes borrowing costs of 0.01% to average net assets.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	75

Stone Harbor Strategic Income Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of year	$9.13		$9.58		$9.64		$9.90		$9.57
Income/(loss) from investment operations:
Net investment income(1)	0.37		0.38		0.37		0.40		0.38
Net realized and unrealized gain/(loss) on investments	0.54		(0.54)		(0.04)		(0.34)		0.31
Total income/(loss) from investment
operations	0.91		(0.16)		0.33		0.06		0.69
Less distributions to shareholders:
From net investment income	(0.40)		(0.29)		(0.39)		(0.32)		(0.36)
Total distributions	(0.40)		(0.29)		(0.39)		(0.32)		(0.36)
Net Increase/(Decrease) in Net Asset Value	0.51		(0.45)		(0.06)		(0.26)		0.33
Net asset value - end of year	$9.64		$9.13		$9.58		$9.64		$9.90

Total Return(2)	10.05%		(1.75)%		3.58%		0.60%		7.34%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$32		$31		$32		$33		$37
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.13	%(3)	1.12	%(3)	1.09	%(3)	1.01	%(3)	0.94	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.07	%(3)	0.08	%(3)	0.06	%(3)	0.07	%(3)	0.11	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	3.84	%(3)	3.99	%(3)	3.94	%(3)	4.03	%(3)	3.89	%(3)
Portfolio turnover rate	13%		7%		8%		29%		20%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Debt Allocation Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2021		For the Year Ended May 31, 2020		For the Year Ended May 31, 2019		For the Year Ended May 31, 2018		For the Year Ended May 31, 2017
Net asset value - beginning of year	$8.61		$8.95		$9.25		$9.55		$8.90
Income/(loss) from investment operations:
Net investment income(1)	0.20		0.27		0.33		0.31		0.25
Net realized and unrealized gain/(loss) on investments	0.86		(0.36)		(0.33)		(0.28)		0.74
Total income/(loss) from investment
operations	1.06		(0.09)		–		0.03		0.99
Less distributions to shareholders:
From net investment income	(0.35)		(0.25)		(0.30)		(0.33)		(0.34)
Total distributions	(0.35)		(0.25)		(0.30)		(0.33)		(0.34)
Net Increase/(Decrease) in Net Asset Value	0.71		(0.34)		(0.30)		(0.30)		65.00
Net asset value - end of year	$9.32		$8.61		$8.95		$9.25		$9.55

Total Return(2)	12.26%		(1.21)%		0.20%		0.21%		11.51%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$19		$31		$28		$28		$28
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.32	%(3)	1.22	%(3)	1.21	%(3)	1.19	%(3)	0.98	%(3)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.02	%(3)	0.03	%(3)	0.05	%(3)	0.05	%(3)	0.05	%(3)
Ratio of net investment income to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	2.13	%(3)	2.98	%(3)	3.70	%(3)	3.21	%(3)	2.72	%(3)
Portfolio turnover rate	29%		21%		38%		33%		24%

(1)	Calculated using average shares throughout the period.
(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).
(3)	Ratio does not include expenses of the mutual funds held in the investment portfolio.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2021	77

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2021

1. ORGANIZATION

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, Distributor Class shares were not offered for sale in each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes. The Trust also includes the Stone Harbor Emerging Markets Debt Blend Fund which had not commenced operations as of the reporting period.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds (defined below), may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund will normally invest, either directly or through investment in the underlying funds (defined below), at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. Emerging Markets Investments include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, these Funds can invest a greater portion of the respective Funds’ assets in obligations of a single issuer than a “diversified” fund. These Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and the Emerging Markets Debt Allocation Fund are diversified funds. The Emerging Markets Corporate Debt Fund was previously classified as a non-diversified investment company for purposes of the 1940 Act. As a result of ongoing operations, the Emerging Markets Corporate Debt Fund is now classified as a diversified company.

2. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Asset backed/commercial mortgage backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Bank loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and asked prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter (“OTC”) market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the settlement price established by the securities or commodities exchange on which they are traded, except that S&P 500 futures contracts are priced at the last transaction price before 4:00 p.m. Eastern time (generally at approximately 3:59 p.m. Eastern time) on the commodities exchange on which they are traded. OTC traded options are priced by Markit and exchange traded options are valued by the securities or commodities exchange on which they are traded. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m. Eastern time. Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Forward foreign currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

Stone Harbor Investment Funds Annual Report | May 31, 2021	79

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of May 31, 2021:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$978,160,213	$–	$978,160,213
Corporate Bonds	–	342,888,930	–	342,888,930
Credit Linked Notes	–	–	8,326,868	8,326,868
Short Term Investments	48,996,229	–	–	48,996,229
Total	$48,996,229	$1,321,049,143	$8,326,868	$1,378,372,240

Other Financial Instruments***
Assets
Forward Foreign Currency Contracts	$–	$420,763	$–	$420,763
Liabilities
Forward Foreign Currency Contracts	–	(1,704,335)	–	(1,704,335)
Credit Default Swap Contracts	–	(832,491)	–	(832,491)
Total	$–	$(2,116,063)	$–	$(2,116,063)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds
Exploration & Production	$–	$9,904,910	$40	$9,904,950
Other	–	84,788,301	–	84,788,301
Bank Loans	–	1,959,145	–	1,959,145
Common/Preferred Stocks	298	–	–	298
Short Term Investments	1,806,918	–	–	1,806,918
Total	$1,807,216	$96,652,356	$40	$98,459,612

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$137,909,863	$–	$137,909,863
Corporate Bonds	–	9,982,218	–	9,982,218
Short Term Investments	1,917,626	–	–	1,917,626
Total	$1,917,626	$147,892,081	$–	$149,809,707

Other Financial Instruments***
Assets
Forward Foreign Currency Contracts	$–	$879,374	$–	$879,374
Liabilities
Forward Foreign Currency Contracts	–	(528,496)	–	(528,496)
Total	$–	$350,878	$–	$350,878

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$6,328,694	$–	$6,328,694
Short Term Investments	346,789	–	–	346,789
Total	$346,789	$6,328,694	$–	$6,675,483

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Strategic Income Fund**
Open-End Funds	$19,646,982	$–	$–	$19,646,982
Asset Backed/Commercial Mortgage Backed Securities	–	637,076	–	637,076
Corporate Bonds	–	4,680,207	–	4,680,207
U.S. Government Agency Mortgage Backed Securities	–	2,588,330	–	2,588,330
U.S. Treasury Bonds/Notes	–	1,847,114	–	1,847,114
Short Term Investments	4,372,053	–	–	4,372,053
Total	$24,019,035	$9,752,727	$–	$33,771,762

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$904	$–	$904
Future Contracts	12,914	–	–	12,914
Liabilities
Forward Foreign Currency Contracts	–	(10,174)	–	(10,174)
Credit Default Swap Contracts	–	(25,971)	–	(25,971)
Future Contracts	(11,670)	–	–	(11,670)
Total	$1,244	$(35,241)	$–	$(33,997)

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$18,666,094	$–	$–	$18,666,094
Short Term Investments	186,764	–	–	186,764
Total	$18,852,858	$–	$–	$18,852,858

Other Financial Instruments***	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$20,697	$–	$20,697
Liabilities
Forward Foreign Currency Contracts	–	(9,590)	–	(9,590)
Total	$–	$11,107	$–	$11,107

Stone Harbor Investment Funds Annual Report | May 31, 2021	81

Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

*	For detailed country descriptions, see accompanying Statement of Investments.
**	For liabilities arising from bank overdrafts, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of May 31, 2021, the liabilities related to bank overdrafts used level 2 inputs.
***	Other financial instruments are derivative instruments reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of May 31, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of May 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2021
Stone Harbor Emerging Markets Debt Fund
Corporate Bonds	$47	$—	$—	$—	$(47)	$—	$—	$—	$—	$—	$(47)
Credit Linked Notes	8,784,692	191,637	—	73,842	785,192	—	(1,508,495)	—	$—	$8,326,868	$785,192
	$8,784,739	$191,637	$—	$73,842	$785,145	$—	$(1,508,495)	$—	$—	$8,326,868	$785,145

Asset Type	Balance as of May 31, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of May 31, 2021	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2021
Stone Harbor High Yield Bond Fund
Corporate Bonds	$40	$—	$—	$—	$—	$—	$—	$—	$—	$40	$—
	$40	$—	$—	$—	$—	$—	$—	$—	$—	$40	$—

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Dividend income received from underlying affiliated funds is generally reinvested back into the underlying fund. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as “Deposits with brokers” or “Payable due to brokers”, respectively. Securities collateral pledged for the same purpose is noted on the Statements of Investments.

Line of Credit: On May 5, 2017, the Trust entered into a credit agreement (“Credit Agreement”) with State Street Bank and Trust Company (the “Bank”) in which the Funds may borrow through a revolving line of credit. Borrowings under the Credit Agreement are secured by investments held in the Funds. During the year ended May 31, 2021, the Stone Harbor Local Markets Fund, when using the line of credit, borrowed an average amount of $2,400,000 at an average interest rate of 1.38%. The remaining Funds did not borrow under the Credit Agreement. Interest and commitment fees on funded and unfunded loans can be found in the Statements of Operations of the applicable Fund. The Credit Agreement provides for an aggregate commitment amount of $50,000,000 with an annual commitment fee of 0.35% allocated on a pro-rata basis between the Funds based on their net assets, with the exception of the Stone Harbor Emerging Markets Debt Allocation Fund and the Stone Harbor Strategic Income Fund. The Credit Agreement will expire on April 29, 2022. As of year-end May 31, 2021, there were no outstanding borrowings under the credit agreement.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Statements of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities”, and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation-Indexed Bonds: Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. Regulatory developments may limit the ability of a Fund to engage in TBA transactions to the extent desired.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the Statement of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In many emerging markets there is significantly less publicly available information about domestic companies due to differences in applicable regulatory, accounting, auditing, and financial reporting and recordkeeping standards. More generally, there may be limited corporate governance standards and avenues of recourse as compared to U.S. companies. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of a Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher-rated fixed income securities are also subject to this risk. A Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal-only securities), interest-only securities and fixed income securities paying non-cash interest in the form of other securities. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR announced an intention to delay the phase out of a majority of the U.S. dollar LIBOR publications until mid-2023, with the remainder of LIBOR publications to end at the end of 2021. At this time, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the Funds' performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that a Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Funds’ investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis, except for any distributions paid by the Local Markets Fund and the Emerging Markets Debt Allocation Fund, which are declared and paid annually. Capital gain distributions, if any, are declared and paid at least annually. A portion of the Fund’s distributions made for a taxable year may be recharacterized as a return of capital to shareholders. This may occur, for example, if the Fund’s distributions exceed its “earnings and profits” for the taxable year or because certain foreign currency losses may reduce the Fund’s income. This recharacterization may be retroactive. A return of capital will generally not be taxable, but will reduce a shareholder’s basis in his or her Fund shares and therefore result in a higher gain or lower loss when the shareholder sells the shares.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended May 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The Funds’ use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns. The SEC has issued a proposed rule under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The ultimate impact, if any, of possible regulation remains unclear, but the proposed rule, if adopted, could, among other things, restrict the Funds' ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions such that the Funds may be unable to implement their investment strategy.

Forward Foreign Currency Contracts: Certain Funds engaged in currency transactions with counterparties during the year ended May 31, 2021 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds invested in futures contracts during the year ended May 31, 2021 in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The margin is reported on the Statement of Assets and Liabilities as “Deposit with brokers for futures contracts”. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

Swap Agreements: Certain Funds invested in swap agreements during the year ended May 31, 2021. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the OTC market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) and also reflected in the change in unrealized appreciation/(depreciation) on credit default swap contracts in the Statements of Operations. Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. Changes in value for OTC swaps are reflected in the unrealized appreciation/(depreciation) of the position until a periodic payment is made by either party.

Swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). Generally, the basis of the swap is the unamortized premium received or paid. Periodic payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. For centrally cleared swaps, these amounts are included in the deposits with brokers for swap contracts while OTC swaps are displayed as a swap premium paid/received. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: Certain Funds entered into credit default swap contracts during the year ended May 31, 2021 for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of purchased options, forward foreign currency contracts, credit default swaps, and futures contracts on the Statements of Assets and Liabilities as of May 31, 2021:

Risk Exposure	Location	Fair Value	Location	Fair Value
Stone Harbor Emerging Markets Debt Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	—	Unrealized depreciation on credit default swap contracts	$(832,491)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$420,763	Unrealized depreciation on forward foreign currency contracts	(1,704,335)
Total		$420,763		$(2,536,826)
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	879,374	Unrealized depreciation on forward foreign currency contracts	(528,496)
Total		$879,374		$(528,496)
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)*	Unrealized appreciation on credit default swap contracts	—	Unrealized depreciation on credit default swap contracts	(25,971)
Interest Rate Risk (Futures Contracts)**	Unrealized appreciation on futures contracts	12,914	Unrealized depreciation on futures contracts	(11,670)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	904	Unrealized depreciation on forward foreign currency contracts	(10,174)
Total		$13,818		$(47,815)
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	20,697	Unrealized depreciation on forward foreign currency contracts	(9,590)
Total		$20,697		$(9,590)

*	The value presented includes unrealized appreciation/(depreciation) on over the counter swap contracts and the cumulative gain/(loss) on centrally cleared swap contracts. For centrally cleared swap contracts, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable/(payable) as of May 31, 2021.
**	The value presented includes cumulative gain/(loss) on open futures contracts and swap contracts; however, the value reflected on the accompanying Statement of Assets and Liabilities is the unsettled variation margin receivable/(payable) and/or unrealized appreciation/(depreciation) as of May 31, 2021.

The purchased options, forward foreign currency contracts, credit default swap contracts, and futures contracts average volume during the year ended May 31, 2021 is noted below:

Fund	Purchased Options*	Forward Foreign Currency Contracts Bought**	Forward Foreign Currency Contracts Sold**	Credit Default Swap Contracts***	Futures Contracts*
Stone Harbor Emerging Markets Debt Fund	$3,316	$(88,980,280)	$17,817,121	$4,066,667	$—
Stone Harbor Local Markets Fund	—	(28,082,997)	36,078,204	—	—
Stone Harbor Strategic Income Fund	—	(1,530,161)	2,083,584	5,563,521	(13,377,546)
Stone Harbor Emerging Markets Debt Allocation Fund	—	(221,973)	526,704	—	—

*	Represents the average market value

**	Represents the average foreign currency amount translated into U.S. dollars (bought) or sold.
***	Represents the average notional value.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The effect of purchased options, forward foreign currency contracts, credit default swaps, and futures contracts on them Statements of Operations for the year ended May 31, 2021:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Stone Harbor Emerging Markets Debt Fund
Currency Risk (Purchased Options)	Net realized gain/loss on investments	$(898,304)	Change in unrealized appreciation/(depreciation) on investments	$828,227
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	164,361	Change in unrealized appreciation/(depreciation) on credit default swap contracts	(832,491)
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	(9,555,983)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	1,713,639
Total		$(10,289,926)		$1,709,375
Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	367,623	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	516,497
Total		$367,623		$516,497
Stone Harbor Strategic Income Fund
Credit Risk (Swap Contracts)	Net realized gain/(loss) on credit default swap contracts	(282,638)	Change in unrealized appreciation/(depreciation) on credit default swap contracts	47,127
Interest Rate Risk (Futures Contracts)	Net realized gain/(loss) on futures contracts	375,291	Change in unrealized appreciation/(depreciation) on futures contracts	27,029
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	29,892	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(9,118)
Total		$122,545		$65,038
Stone Harbor Emerging Markets Debt Allocation Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	20,687	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(3,639)
Total		$20,687		$(3,639)

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2021.

Offsetting of Derivatives Assets

May 31, 2021

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Received(a)	Net Amount Receivable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$420,763	$—	$420,763	$(366,161)	$—	$54,602
Total	$420,763	$—	$420,763	$(366,161)	$—	$54,602
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$879,374	$—	$879,374	$(492,725)	$—	$386,649
Total	$879,374	$—	$879,374	$(492,725)	$—	$386,649
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$904	$—	$904	$(904)	$—	$—
Total	$904	$—	$904	$(904)	$—	$—
Stone Harbor Emerging Markets Debt Allocation Fund
Forward foreign currency contracts	$20,697	$—	$20,697	$(9,590)	$—	$11,107
Total	$20,697	$—	$20,697	$(9,590)	$—	$11,107

Offsetting of Derivatives Liabilities
				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset(a)	Cash Collateral Pledged(a)	Net Amount Payable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$1,704,335	$—	$1,704,335	$(366,161)	$(1,338,174)	$—
Credit default swap contracts	$832,491		$832,491	$—	(832,491)	$—
Total	$2,536,826	$—	$2,536,826	$(366,161)	$(2,170,665)	$—
Stone Harbor Local Markets Fund
Forward foreign currency contracts	$528,496	$—	$528,496	$(492,725)	$—	$35,771
Total	$528,496	$—	$528,496	$(492,725)	$—	$35,771
Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$10,174	$—	$10,174	$(904)	$—	$9,270
Total	$10,174	$—	$10,174	$(904)	$—	$9,270
Stone Harbor Emerging Markets Debt Allocation Fund
Forward foreign currency contracts	$9,590	$—	$9,590	$(9,590)	$—	$—
Total	$9,590	$—	$9,590	$(9,590)	$—	$—

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/ (loss) and net realized gain/ (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the periods ended May 31, here as follow:

Stone Harbor Emerging Markets Debt Fund	2021	2020
Ordinary Income	$58,454,456	$63,423,170
Total	$58,454,456	$63,423,170

Stone Harbor High Yield Bond Fund	2021	2020
Ordinary Income	$3,704,805	$4,235,833
Total	$3,704,805	$4,235,833

Stone Harbor Local Markets Fund	2021	2020
Ordinary Income	$—	$470,992
Total	$—	$470,992

Stone Harbor Emerging Markets Corporate Debt Fund	2021	2020
Ordinary Income	$314,385	$776,478
Total	$314,385	$776,478

Stone Harbor Strategic Income Fund	2021	2020
Ordinary Income	$1,276,065	$983,732
Total	$1,276,065	$983,732

Stone Harbor Emerging Markets Debt Allocation Fund	2021	2020
Ordinary Income	$883,527	$764,332
Total	$883,527	$764,332

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

As of May 31, 2021, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$3,551,391
Accumulated Capital Loss	(191,551,577)
Unrealized Depreciation	(21,361,183)
Cumulative Effect of Other Timing Difference*	869,770
Total	$(208,491,599)
Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$177,803
Accumulated Capital Loss	(24,148,975)
Unrealized Appreciation	1,608,712
Total	$(22,362,460)
Stone Harbor Local Markets Fund
Accumulated Capital Loss	(181,319,863)
Unrealized Depreciation	(7,070,121)
Cumulative Effect of Other Timing Difference*	(2,441,645)
Total	$(190,831,629)
Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$20,605
Accumulated Capital Loss	(4,379,373)
Unrealized Appreciation	260,085
Total	$(4,098,683)
Stone Harbor Strategic Income Fund
Accumulated Capital Loss	(1,449,354)
Unrealized Depreciation	(465,010)
Total	$(1,914,364)
Stone Harbor Emerging Markets Debt Allocation Fund
Undistributed Ordinary Income	$160,749
Accumulated Capital Loss	(7,234,894)
Unrealized Appreciation	2,778,972
Cumulative Effect of Other Timing Difference*	(11,106)
Total	$(4,306,279)

*	Other temporary differences due to timing.

The tax components of distributable earnings are determined with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2021, certain differences were reclassified. These amounts were primarily attributed to Net Operating Losses and book to tax distribution differences.

The reclassifications were as follows:

Fund	Paid-in Capital	Distributable Earnings
Stone Harbor Emerging Markets Debt Fund	$—	$—
Stone Harbor High Yield Bond Fund	(1)	1
Stone Harbor Local Markets Fund	(35,409,227)	35,409,227
Stone Harbor Emerging Markets Corporate Debt Fund	1	(1)
Stone Harbor Strategic Income Fund	(15,918)	15,918
Stone Harbor Emerging Markets Debt Allocation Fund	—	—

For the Stone Harbor Local Markets Fund, included in the amounts reclassified was a net operating loss offset to Paid-in Capital of $35,409,227.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

Capital Losses: As of May 31, 2021, the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital loss carryovers used during the year ended May 31, 2021 were:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$7,468,692
Stone Harbor Local Markets Fund	1,391,704
Stone Harbor Emerging Markets Debt Allocation Fund	819,368

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$67,204,677	$124,346,900
Stone Harbor High Yield Bond Fund	245,915	23,903,060
Stone Harbor Local Markets Fund	110,112,195	71,207,668
Stone Harbor Emerging Markets Corporate Debt Fund	1,708,670	2,653,377
Stone Harbor Strategic Income Fund	405,113	1,044,241
Stone Harbor Emerging Markets Debt Allocation Fund	584,460	6,650,434

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The following Funds elect to defer to the year ended May 31, 2022 the following capital losses recognized during the period November 1, 2020 through May 31, 2021:

Fund	Amount
Stone Harbor Emerging Markets Corporate Debt Fund	$17,326

Certain ordinary losses that arise in the post December period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of those losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year.

The following Funds elect to defer to the year ended May 31, 2022, late year ordinary losses in the amount of:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$413,803
Stone Harbor Local Markets Fund	2,118,818

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Stone Harbor Investment Funds	Notes to Financial Statements

 May 31, 2021

Unrealized Appreciation and Depreciation on Investments: At May 31, 2021, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$53,714,056
Gross depreciation on investments (excess of tax cost over value)	(75,088,558)
Net appreciation of foreign currency	13,319
Net unrealized depreciation	$(21,361,183)
Cost of investments for income tax purposes	$1,397,630,679

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$2,985,005
Gross depreciation on investments (excess of tax cost over value)	(1,376,293)
Net unrealized appreciation	$1,608,712
Cost of investments for income tax purposes	$96,850,900

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$4,658,598
Gross depreciation on investments (excess of tax cost over value)	(11,207,406)
Net depreciation of foreign currency	(521,313)
Net unrealized depreciation	$(7,070,121)
Cost of investments for income tax purposes	$157,237,889

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$331,314
Gross depreciation on investments (excess of tax cost over value)	(71,229)
Net unrealized appreciation	$260,085
Cost of investments for income tax purposes	$6,415,398

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$32,387
Gross depreciation on investments (excess of tax cost over value)	(498,877)
Net appreciation of foreign currency	1,480
Net unrealized depreciation	$(465,010)
Cost of investments for income tax purposes	$34,204,255

Stone Harbor Emerging Markets Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$2,788,562
Gross depreciation on investments (excess of tax cost over value)	(9,591)
Net appreciation of foreign currency	1
Net unrealized appreciation	$2,778,972
Cost of investments for income tax purposes	$16,084,994

5. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.55%, and 0.70% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund, respectively.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

The Adviser has contractually agreed to waive investment advisory fees and reimburse other expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class will not exceed 0.75%, 0.65%, 1.00%, and 1.00%,respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class and Stone Harbor Emerging Markets Debt Allocation Fund Institutional Class, so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses of Stone Harbor-advised funds but exclusive of acquired fund fees and expenses of non-Stone Harbor-advised funds, brokerage expenses, interest expense, taxes, borrowing costs, organizational and extraordinary expenses) will not exceed 0.70% and 0.85%, respectively. The fee waiver agreements are in effect through September 30, 2022 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, fees and expenses it has borne through the agreement described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement; provided that the amount of such recovered fees and expenses does not cause the total annual operating expenses in any such year to exceed the applicable limits described above or any other lower limit then in effect. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2021, deferred fees and expenses eligible to be recovered will expire as follows:

	2022	2023	2024	Total
Stone Harbor High Yield Bond Fund	$168,393	$172,784	$174,664	$515,841
Stone Harbor Local Markets Fund	–	–	70,180	70,180
Stone Harbor Emerging Markets Corporate Debt Fund	150,050	158,627	147,813	456,490
Stone Harbor Strategic Income Fund	331,575	336,893	325,418	993,886
Stone Harbor Emerging Markets Debt Allocation Fund	339,291	348,402	364,009	1,051,702

6. INVESTMENTS

During the year ended May 31, 2021, the Strategic Income Fund received investment securities valued at $7,243,310 from a purchase in kind from other products managed by the fund's Adviser. A purchase in kind occurs when a fund receives securities into its portfolio in lieu of cash as payment from a purchasing shareholder.

For the year ended May 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments, in-kind transactions, and US Government Obligations) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$1,409,636,632	$1,268,813,931
Stone Harbor High Yield Bond Fund	100,003,545	72,805,420
Stone Harbor Local Markets Fund	173,404,409	334,010,447
Stone Harbor Emerging Markets Corporate Debt Fund	3,273,489	3,168,922
Stone Harbor Strategic Income Fund	5,869,762	3,995,429
Stone Harbor Emerging Markets Debt Allocation Fund	8,097,341	23,695,752

For the year ended May 31, 2021, the aggregate cost of purchases, proceeds and realized loss of securities in-kind were as follows:

	Purchases	Sales	Realized Gain/(Loss)
Stone Harbor Strategic Income Fund	$7,269,621	$10,543,940	$(65,846)

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Stone Harbor Investment Funds	Notes to Financial Statements

 May 31, 2021

7. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended May 31, 2021 were as follows:

Stone Harbor Strategic Income Fund

Security Name	Value as of May 31, 2020	Purchases	Purchases In-Kind	Sales	Sales In-Kind	RGL In-Kind	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Value as of May 31, 2021	Share Balance as of May 31, 2021	Dividends
Stone Harbor Emerging Markets Corporate Debt Fund	$1,563,414	$81,006	$–	$(238,934)	$–	$–	$203,335	$(8,910)	$1,599,911	172,963	$80,879
Stone Harbor Emerging Markets Debt Fund	6,934,246	326,307	–	(891,798)	–	–	753,547	(81,233)	7,041,069	717,013	325,737
Stone Harbor High Yield Bond Fund	9,443,594	418,392	–	(1,891,422)	–	–	1,056,965	(332,644)	8,694,885	1,068,168	417,694
Stone Harbor Investment Grade Fund	11,077,448	916,525	–	(790,010)	(10,543,940)	(65,846)	(639,424)	579,123	–	–	381,825
Stone Harbor Local Markets Fund	779,440	1,540,032	–	(51,383)	–		43,516	(488)	2,311,117	255,938	–
	$29,798,142						$1,417,939	$155,848	$19,646,982	2,214,082	$1,206,135

Stone Harbor Emerging Markets Debt Allocation Fund

Security Name	Value as of May 31, 2020	Purchases	Sales	Change in Unrealized Gain (Loss)	Realized Gain/Loss	Value as of May 31, 2021	Share Balance as of May 31, 2021	Dividends
Stone Harbor Emerging Markets Debt Fund	$18,093,041	$2,498,097	$(13,584,547)	$1,463,585	$401,766	$8,871,942	903,456	$604,479
Stone Harbor Local Markets Fund	13,041,468	5,599,244	(10,111,205)	264,392	1,000,253	9,794,152	1,084,624	–
	31,134,509			$1,727,977	$1,402,019	$18,666,094	1,988,080	$604,479

The Emerging Markets Debt Fund and the Local Markets Fund engaged in cross trades with an affiliate during the year ended May 31, 2021 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board of Trustees previously adopted procedures that apply to transactions between the Portfolios pursuant to Rule 17a-7. At its regularly scheduled meetings, the Trustees review such transactions as of the most current calendar quarter for compliance with the requirements set forth by Rule 17a-7 and the Funds’ procedures. The procedures require that the transactions be a purchase or sale for no consideration other than cash payment against prompt delivery of a security for which market quotations are readily available, and be consistent with the investment policies of the funds involved. For the year ended May 31, 2021, the Emerging Markets Debt Fund purchased securities from another fund for which the Adviser is the investment adviser in the amount of $192,405 and the Local Markets Fund sold securities to another fund for which the Adviser is the investment adviser in the amount of $1,608,976, resulting in a gain of $70,878.

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Stone Harbor Investment Funds	Notes to Financial Statements

May 31, 2021

8. SHARES OF BENEFICIAL INTEREST

At May 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of May 31, 2021, IMF Retired Staff Benefits owned beneficially 78% of the Stone Harbor High Yield Bond Fund’s outstanding shares, an individual shareholder owned beneficially 41% of the Stone Harbor Local Markets Fund’s outstanding shares, two individual shareholders owned beneficially 45% and 42% of the Stone Harbor Emerging Markets Debt Allocation Fund’s outstanding shares, an individual shareholder owned 74% and affiliated persons owned an aggregate of 19% of the Stone Harbor Strategic Income Fund’s outstanding shares, and two individual shareholders held 67% and 24% of the Stone Harbor Emerging Markets Corporate Bond Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

The Funds, along with the Stone Harbor Emerging Markets Total Income Fund and the Stone Harbor Emerging Markets Income Fund (the “Stone Harbor Fund Complex”) pays each Trustee who is not an interested person, of the Investment Adviser or any of its affiliates an aggregate fee of $84,000 per year. The Chair of the Audit Committee of the Board receives additional compensation of $5,000 per year for his service as chair. These fees were allocated over the Stone Harbor Fund Complex based on the average net assets of each fund. Interested Trustees of the Trust are not compensated by the Stone Harbor Fund Complex. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Funds do not receive compensation for performing the duties of their office.

12. CORONAVIRUS (COVID-19) PANDEMIC

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The ongoing effects of the outbreak in developing or emerging market countries with less established health care systems and supply chains may be greater due to slower COVID-19 vaccine distribution and potential new outbreaks of the disease. The COVID-19 pandemic has resulted in, and may continue to result in, travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and increased market uncertainty. This could prolong or reignite a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. The foregoing could impair the Funds’ ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Funds’ service providers, adversely affect the value and liquidity of the Funds’ investments, and negatively impact the Funds’ performance and your investment in the Funds.

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank offered reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In October 2020, FASB issued Accounting Standards Update No. 2020-08 (“U 2020-08” “Receivables - Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication of the additional disclosure requirement and determined that there is no material impact to the Funds’ financial statements.

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Stone Harbor Investment Funds	Notes to Financial Statements

 May 31, 2021

14. SUBSEQUENT EVENTS

Transaction with Virtus Investment Partners: On June 28, 2021, Stone Harbor Investment Partners LP (the “Adviser”), the investment adviser for the Trust, and Virtus Investment Partners, Inc. (“Virtus”) announced they have entered into an agreement providing for the acquisition of the Adviser by Virtus (the “Agreement”). The Agreement is not expected to result in a change to the current personnel responsible for day-to-day portfolio management of the Fund. Subject to certain conditions and approvals, the Adviser and Virtus expect that the arrangements will be in place by the end of calendar year 2021. Additional information on the arrangements will be provided in subsequent documents provided to the shareholders.

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Stone Harbor Investment Funds	Additional Information

 May 31, 2021 (Unaudited)

FUND PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund's Form N-PORT reports are available on the SEC's website at http://www.sec.gov.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2021. The Funds designate the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2020:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Strategic Income Fund	Stone Harbor Emerging Markets Debt Allocation Fund
Dividends Received Deduction Percentage	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Dividend Income Percentage	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

In early 2021, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2020 via Form 1099. The Funds will notify shareholders in early 2022 of amounts paid to them by the Funds, if any, during the calendar year 2021.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays Global Credit Index (Hedged USD)	Bloomberg Barclays Global Credit Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.
ICE BofA US High Yield Constrained Index	The ICE BofA US High Yield Constrained Index contains all securities in ICE BofA US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
JPMorgan CEMBI Broad Diversified Index	The JPMorgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.
JPMorgan EMBI Global Diversified Index	The JPMorgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries' eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.
JPMorgan GBI EM Global Diversified Index	The JPMorgan GBI EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.
S&P 500 Index	The S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.

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Stone Harbor Investment Funds	Additional Information

May 31, 2021 (Unaudited)

SPECIAL RISKS RELATED TO CYBER SECURITY

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites. Cyber security and other operational and technology failures or breaches of a Fund's service providers (including, but not limited to, the Adviser, the administrator, the transfer agent and the custodian) or the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, delays or mistakes in the calculation of the Funds' NAV or other materials provided to shareholders, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Adviser does not control the cyber security plans and systems put in place by third party service providers, and such third party service providers may have limited indemnification obligations to the Adviser or the Funds. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds have established business continuity plans and systems designed to prevent such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by its service providers, financial intermediaries and issuers in which the Funds invest.

DEFINITIONS

ABS – An asset-backed security (ABS) is a financial security backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

Alpha – A measure of performance on a risk-adjusted basis. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

Basis Point – A unit equal to one hundredth of a percentage point.

Beta – A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Broad-Based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index.

CMBS – Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that is secured by mortgages on commercial properties, instead of residential real estate.

Credit Spread – The difference in yield between a U.S. Treasury bond and a debt security with the same maturity.

Derivative – A security with a price that is dependent on or derived from one or more underlying assets.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Floating Rate Bonds – Bond whose interest amount fluctuates in step with the market interest rates, or some other external measure.

High Yield Spread – The percentage difference in current yields of high-yield bonds compared to investment grade corporate bonds.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

Par Value – The face value of a bond.

Purchasing Managers’ Index – a measure of the prevailing direction of economic trends in manufacturing.

RMBS – Residential mortgage-backed securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages, home-equity loans and subprime mortgages.

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Stone Harbor Investment Funds	Additional Information

May 31, 2021 (Unaudited)

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Spread – The difference between the bid and ask price of a security or asset.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”. For additional information please go to the Understanding Ratings section at www.standardpoors.com.

Tranche – Portions of debt or structured financing. Each portion (or tranche) is one of several related securities offered at the same time but with a different set of risks, rewards, and maturities.

USD 3-Month LIBOR – The average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months. The LIBOR interest rates are used by banks as the base rate in setting the level of their savings, mortgage and loan interest rates.

Yield Curve – Yield curve tracks the relationship between interest rates and the maturity of Treasury Securities at a given time.

Yield-To-Maturity – The total return anticipated on a bond if the bond is held until the end of its lifetime. Yield to maturity is considered a long-term bond yield, but is expressed as an annual rate.

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Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreement

May 31, 2021 (Unaudited)

The investment advisory agreements (each an “Agreement” and, together, the “Agreements”) for each of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund (each, a “Fund” and together, the “Funds”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the applicable Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Funds (the “Independent Trustees”). Each Agreement is terminable with respect to a Fund by Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the applicable Fund, without penalty, by not less than 60 days’ prior written notice. Each Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of the Adviser, including the Funds’ respective portfolio managers, and regularly reviews detailed information regarding the investment program and performance of each Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 21, 2021 to review the Agreements for each Fund and to determine whether to approve the continuation of the Agreements for an additional one-year period. In addition, the Independent Trustees met with their counsel in advance of the April 21 meeting and also engaged in additional communications regarding these matters. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information provided in response to a request for information from the Independent Trustees’ independent legal counsel, including information provided in response to supplemental requests; (ii) information about the Adviser, including the Adviser’s financial results and financial condition, and services provided by the Adviser; (iii) information on each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff; (iv) information on each Fund’s investment performance and the performance of a group of comparable funds prepared by a third party; (v) information on each Fund’s advisory fees and other expenses, including information about the fees charged to institutional accounts managed by the Adviser and other funds where the Adviser serves as sub-adviser, comparisons of the Funds’ fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; (vi) information about the profitability of each Agreement to the Adviser; (vii) information regarding arrangements in respect of the distribution of the Funds’ shares; (viii) information regarding the Adviser’s trading practices; (ix) information regarding the Adviser’s compliance program and policies and procedures for assuring the Funds’ compliance with applicable laws; and (x) information regarding the Adviser’s business continuity planning and remote operations in the current environment. The Independent Trustees were afforded the opportunity to, and did, ask questions and request additional information. In addition, the Independent Trustees were assisted by independent legal counsel throughout the process.

In considering whether to approve the continuation of each Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds. In this regard, the Trustees took into account the experience of each Fund’s portfolio management team (as well as changes to those teams) and of the Adviser’s senior management, and the time and attention they devote to portfolio management activities, including managing the Funds. The Trustees also considered each Fund’s record of compliance with its investment restrictions and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser provided to the Funds, including resources designed to ensure compliance with the investment objectives, policies and restrictions of each Fund and to meeting the regulatory requirements, including with respect to liquidity risk management. Based on these considerations, the Trustees concluded that the Funds would continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations, and resources.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for each Fund, including information prepared by a third party, for various time periods since each Fund’s inception. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds and benchmark selected by a third party as well as the benchmarks utilized by the Adviser. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes. The Trustees noted that: (1) Stone Harbor Emerging Markets Corporate Debt Fund's performance exceeded the peer group average and third party benchmark for all relevant time periods; (2) Stone Harbor Emerging Markets Debt Fund’s performance exceeded the peer group average and third party benchmark for the one-, five-, and ten-year periods, but lagged the peer group average and third party benchmark for the three-year period; (3) Stone Harbor High Yield Bond Fund’s performance exceeded the performance of the peer group average and third party benchmark for the one- and three- year periods, but lagged the peer group average and third party benchmark for the five- and ten-year periods; (4) Stone Harbor Local Markets Fund’s performance lagged the performance of the peer group average and third party benchmark for all relevant time periods; (5) Stone Harbor Strategic Income Fund’s performance exceeded the peer group average for the one-year period, but lagged the performance of the third party benchmark for the same period, and lagged the performance of the peer group average and third party benchmark for all other relevant time periods; and (6) Stone Harbor Emerging Markets Debt Allocation Fund’s performance exceeded the performance of the peer group average and third party benchmark for the one-year period, but lagged the performance of the peer group average and third party benchmark for all other relevant time periods. In addition, in cases where a Fund had extended underperformance, the Trustees had further discussions with senior management of the Adviser to consider the factors that contributed to underperformance and the Adviser discussed the steps that it had taken to improve performance and its plans to monitor performance going forward. With respect to Stone Harbor Emerging Markets Debt Blend Fund, the Trustees noted that the Fund was not yet operational and therefore no performance information had been provided for the Fund.

Stone Harbor Investment Funds Annual Report | May 31, 2021	103

Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreement

May 31, 2021 (Unaudited)

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that each of the Funds is subject to expense caps (although the total expense ratios for certain Funds are below the cap), and each of the Fund’s advisory fee and total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds. The Adviser also provided information about the costs to it of providing services to the Funds, including information about how such costs are determined for each Fund, and information about its profitability with respect to its management of each of the Funds, as well as information about, as applicable, the advisory fees it charges with respect to other funds, institutional separate accounts and sub-advised funds with similar strategies, and information about differences in such fees and the reasons for such differences. In this regard, the Trustees noted that the effective management fee rates received by the Adviser from certain Funds (after application of expense caps and waivers) are generally comparable to the fees charged to similarly managed institutional accounts. They also noted that the Funds’ investor base consisted primarily of institutional investors. With respect to the comparison of fee to funds for which the Adviser serves as sub-adviser, the Trustees took into account the additional and different services provided as an adviser and the additional risks faced as an adviser of a fund compared to serving as a sub-adviser of a fund. The Trustees also considered the demands and complexity of the investment management of the Funds as compared to the complexity of managing (or sub-advising) other funds and separate accounts. The Trustees also considered the Adviser’s description of how profitability is determined and the reasons for differences in profitability between Funds and from year to year.

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Funds grow and the extent that economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps and investments by the Adviser that may benefit the Fund. The Trustees considered the investments in personnel, cyber security, liquidity management, and technology, which the Adviser had made over the years, and the extent to which those investments could benefit the Funds. The Trustees noted that the Funds are relatively small when compared to certain of the Adviser’s institutional accounts and therefore are able to take advantage of resources that the Adviser devotes to institutional accounts. They also noted that some of the Funds had expense ratios that were below the cap. The Trustees also considered the Adviser’s decision not to utilize breakpoints in the investment advisory fees.

The Trustees also considered other factors, which included but were not limited to the following:

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company. The Trustees also considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreements for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund should be continued through June 20, 2022.

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Stone Harbor Investment Funds	Liquidity Risk Management Program

May 31, 2021 (Unaudited)

Stone Harbor Investment Funds (the “Trust”) has established a liquidity risk management program (the “LRMP” or “Program”) to govern the Trust’s approach to managing liquidity risk for each of the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”). Stone Harbor Investment Partners LP, the Trust’s investment adviser (“Stone Harbor” or the “Adviser”) serves as the Program Administrator of the LRMP. The Program is overseen by the Liquidity Risk Management Committee (the “Committee”), a committee comprised of representatives of the Adviser and Officers of the Trust. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Committee to oversee the Program.

The Program’s principal objectives include supporting each Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that a Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including a periodic assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of the Fund’s investments into groupings that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on April 21, 2021, the Trustees received a report from the Committee regarding the design and operational effectiveness of the Program during the period of March 1, 2020 through February 28, 2021. The Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since implementation.

The Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation, although enhancements are made on a periodic basis to improve the Program’s process efficiency and comprehensiveness.

Stone Harbor Investment Funds Annual Report | May 31, 2021	105

Stone Harbor Investment Funds	Trustees & Officers

May 31, 2021 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, year of birth and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Alan Brott 1942	Chairman of the Audit Committee; Trustee	Since 2007	Columbia University - Associate Professor, 2000-2017; Consultant, 1991-Present.	9	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund and Grosvenor Hedge Fund Guided Portfolio Solution, Man FRM Alternative Multi- Strategy Fund, Excelsior Private Markets Funds (2 funds), UST Global Private Markets, and NB Crossroads Private Markets Funds (4 funds).
Heath B. McLendon 1933	Trustee	Since 2007	Retired.	9	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund
Patrick Sheehan 1947	Trustee	Since 2007	Retired.	9	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

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Stone Harbor Investment Funds	Trustees & Officers

May 31, 2021 (Unaudited)

INDEPENDENT TRUSTEES (continued)

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Glenn Marchak 1956	Trustee	Since 2015	Consultant and Private Investor.	9	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.
Bruce Speca 1956	Trustee	Since 2016	Trustee, Frost Family of Funds (2019-Present); Trustee, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds (November 2011-Present).	9	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, The Advisors’ Inner Circle Fund (43 funds), The Advisors’ Inner Circle Fund II (18 funds), Bishop Street Funds (2 funds), and Frost Family of Funds (5 Funds).

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee
Peter J. Wilby* 1953	Chairman and Trustee	Since 2020	Co-Chief Investment Officer of Stone Harbor from December 2018 to present; Chief Investment Officer of Stone Harbor from April 2006 through December 2018; prior to April 2006, Chief Investment Officer of North American Fixed Income at Citigroup Asset Management, as well as a member of the Executive Committee; joined Salomon Brothers Asset Management Inc. (the predecessor firm to Citigroup Asset Management) in 1989.	9	Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.

Stone Harbor Investment Funds Annual Report | May 31, 2021	107

Stone Harbor Investment Funds	Trustees & Officers

May 31, 2021 (Unaudited)

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby 1958	President	Since 2007	Co-portfolio manager of the Funds; since December 2018, Co-Chief Investment Officer of Stone Harbor; from April 2006 to December 2018, Chief Investment Officer of Stone Harbor.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since 2007	Since April 2006, Chief Compliance Officer of Stone Harbor.
Thomas M. Reynolds 1960	Principal Financial and Accounting Officer	Since 2014	Since February 2008, Controller of Stone Harbor.
Amanda Suss 1969	Treasurer	Since 2014	Since July 2011, Senior Finance Associate of Stone Harbor.
Adam J. Shapiro 1963	Chief Legal Officer; Secretary; Anti-Money Laundering Officer	Since 2007	Since April 2006, General Counsel of Stone Harbor.
Vilma V. DeVooght 1977	Assistant Secretary	Since 2015	Senior Counsel, ALPS, since 2014.
Erich Rettinger 1985	Assistant Treasurer	Since 2016	Fund Controller, ALPS, since 2013.

*	Mr.Wilby is considered an "interested person" of the Trust (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with the Advisor.
(1)	The business address of each Trustee and Officer of the Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)	Each Trustee serves until retirement, resignation or removal from the Board. Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.
(3)	The term “Fund Complex” as used in this table includes each Fund of the Trust, the Stone Harbor Emerging Markets Income Fund and the Stone Harbor Emerging Markets Total Income Fund, two closed-end funds advised by the Adviser.

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street, 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

CUSTODIAN

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1601 Wewatta Street, Suite 400

Denver, CO 80202

This material must be accompanied or preceded by a prospectus.

SHF001051 exp. 7/30/2022

(b) Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 13(a)(1) hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $252,100 and $229,900, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2021, there were no fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported in paragraph (a) of this Item 4.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $39,615 and $30,000, respectively. The fiscal year 2020 and 2021 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2020 and May 31, 2021, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively. These fees were related to services provided to assist Stone Harbor Investment Funds in Indian tax matters.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended May 31, 2020 and May 31, 2021 were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule I - Investments in securities of unaffiliated issuers is included as part of the Report to Stockholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	August 6, 2021

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 6, 2021